UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21455

                         Claymore Dividend & Income Fund
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               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                            2455 Corporate West Drive
                                 Lisle, IL 60532
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2009
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


ANNUAL
REPORT

October 31, 2009

                        |
              CLAYMORE  |  DCS
DIVIDEND & INCOME FUND  |

photo

logo: CLAYMORE(R)

                                                            WWW.CLAYMORE.COM/DCS
                                                    ... YOUR PATH TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                                 CLAYMORE DIVIDEND & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at
WWW.CLAYMORE.COM/DCS, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions and more

o    Monthly portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2009

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DCS | Claymore Dividend & Income Fund

Dear SHAREHOLDER |


This report covers the performance of the Claymore Dividend & Income Fund (the "Fund," previously known as the Dreman/Claymore Dividend & Income Fund) for the fiscal year ended October 31, 2009.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Equities are selected for the portfolio using a highly disciplined approach to identifying stocks of companies with substantial free cash flow relative to their market capitalization, with emphasis on companies that pay a significant portion of free cash flow back to shareholders in the form of dividends.

Claymore Advisors, LLC ("Claymore" or the "Adviser"), is the Adviser to the Fund. As of September 30, 2009, Claymore entities have provided supervision, management, or servicing on approximately $13.3 billion in assets. The Fund's investment sub-adviser, Manning & Napier Advisors, Inc. ("Manning & Napier" or the "Sub-Adviser") is responsible for day-to-day management of the Fund's investments. Founded in 1970, Manning & Napier is an employee-owned firm that manages more than $20 billion in client assets as of October 31, 2009.

During the 2009 fiscal year, Claymore recommended the appointment of a new Investment Sub-Adviser to the Fund. Manning & Napier began serving as the Fund's Investment Sub-Adviser under an interim sub-advisory agreement on June 17, 2009 (the "Initial Interim Sub-Advisory Agreement"). The Initial Interim Sub-Advisory Agreement took effect on June 17, 2009, and would terminate upon the earlier of: (a) 150 calendar days after June 17, 2009, or (b) the approval of a new investment sub-advisory agreement by the shareholders of the Fund. Prior to June 17, 2009, Dreman Value Management, LLC, served as the Fund's sub-adviser.

On July 17, 2009, Claymore Group Inc., the parent company of the Adviser, entered into an Agreement and Plan of Merger by and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. would merge into Claymore Group Inc., which would be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc., and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to negatively affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Fund's advisory agreement and Initial Interim Sub-Advisory Agreement. Accordingly, on September 23, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and a subsequent interim sub-advisory agreement among the Fund, the Adviser, and Manning & Napier (the "Subsequent Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Advisory Agreement took effect as of the Effective Date and would terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The Subsequent Interim Sub-Advisory Agreement took effect as of the Effective Date and would terminate upon the earlier of:
(a) 150 calendar days after approval by the Board of the Initial Interim Sub-Advisory Agreement on June 17, 2009, or (b) the approval of the new investment sub-advisory agreement by shareholders of the Fund. In addition, the advisory and sub-advisory fees earned by the Adviser and Sub-Adviser pursuant to the Interim Agreements would be held in an interest-bearing escrow account with the Fund's custodian during the terms of the Interim Agreements. Other than the effective dates and the provisions set forth above regarding the advisory and


                                            Annual Report | October 31, 2009 | 3

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DCS | Claymore Dividend & Income Fund | DEAR SHAREHOLDER continued


sub-advisory fees' placement into escrow accounts, the terms and conditions of the Interim Agreements are substantively identical to those of the original advisory agreement and the Initial Interim Sub-Advisory Agreement.

Subsequent to the end of the Fund's fiscal year, at its reconvened 2009 annual meeting of shareholders held on November 4, 2009, shareholders of the Fund approved the new investment advisory agreement between the Fund and Claymore, and the new investment sub-advisory agreement among the Fund, Claymore and Manning & Napier.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ending October 31, 2009, the Fund generated a total return based on market price of 3.50% and a return of -19.99% based on NAV. As of October 31, 2009, the Fund's market price of $14.25 represented a discount of 4.10% to NAV of $14.86. As of October 31, 2008, the Fund's market price of $14.90 represented a discount of 24.17% to NAV of $19.65. A one-for-five reverse share split of the Fund's common shares became effective prior to the opening of trading on the New York Stock Exchange on June 5, 2009. As a result of the reverse share split, every five of the Fund's outstanding common shares were converted into one common share. The total number of common shares of the Fund outstanding was reduced from 45,399,424 shares to 9,079,884 shares, and there was a proportional increase in the NAV per common share. An objective of the reverse share split was to increase the Fund's market price per common share, thereby reducing the per share transaction costs associated with buying or selling the Fund's common shares in the secondary market on the New York Stock Exchange.

From the period between June 17, 2009, when Manning & Napier assumed responsibility for managing the Fund's portfolio, and the end of the fiscal year, the Fund's return was 18.56% based on NAV and 41.62% based on market price. For the same period, return of the Standard & Poor's 500 Index (the S&P
500), a widely used measure of broad market performance, was 14.61%, and return of the Russell 1000 Value Index was 15.32% .

During the 2009 fiscal year, the Fund paid (split adjusted) quarterly dividends of $0.225 per share in November 2008 and February 2009 and quarterly dividends of $0.100 in May and August. The most recent quarterly dividend represented an annualized distribution rate of 2.81% based upon the closing market price of $14.25 on October 31, 2009.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 32 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.


4 | Annual Report | October 31, 2009

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DCS | Claymore Dividend & Income Fund | DEAR SHAREHOLDER continued


As of October 31, 2008, the Fund's leverage was $125 million. The drop in the value of the Fund's assets made it necessary to reduce the Fund's leverage.At-par redemptions of the Fund's outstanding Auction Market Preferred Shares ("AMPS(SM)") totaling $60 million were announced on November 26, 2008, January 30, 2009, and February 26, 2009. On July 24, 2009, the Fund announced a voluntary partial refinancing and at-par redemption of an additional $35 million of its outstanding AMPS. With the completion of this redemption, the Fund has successfully redeemed or refinanced approximately 93% of its AMPS. In August 2009, the Fund obtained a new financing facility through BNP Paribas, a leading European bank. The redemption of the AMPS was financed in part by the proceeds of this credit facility. As of October 31, 2009, the Fund's outstanding leverage was $60 million, consisting of $30 million of debt via the credit facility and $30 million of AMPS.

On September 14, 2009, the Fund announced plans to conduct an in-kind tender offer to purchase up to 40%-45% of the Fund's outstanding common shares as part of its continuing efforts to increase shareholder value. On December 1, 2009, the Fund made an Offer to Repurchase up to 4,085,947 (approximately 45%) of the Fund's issued and outstanding common shares at 99.5% of NAV in exchange for a pro rata portion of the securities held by the Fund, subject to certain conditions. The Offer will expire at 11:59 p.m. (Eastern time) on January 4, 2010, unless it is extended. For full details, please see the Offer to Repurchase, which is available on the Fund's website at www.claymore.com/dcs.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 6. You will find information about Manning & Napier's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/dcs.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Dividend & Income Fund

                                            Annual Report | October 31, 2009 | 5

DCS | Claymore Dividend & Income Fund

QUESTIONS & ANSWERS |

During the 2009 fiscal year for the Claymore Dividend & Income Fund (the "Fund," previously known as the Dreman/Claymore Dividend & Income Fund ), ended October 31, 2009, Claymore Advisors, LLC, the Fund's investment adviser ("Claymore"), recommended the appointment of a new Investment Sub-Adviser to the Fund. Manning & Napier Advisors, Inc. ("Manning & Napier") began serving as the Fund's Investment Sub-Adviser on June 17, 2009. Prior to this date, Dreman Value Management, LLC, served as the Fund's sub-adviser. Subsequent to the end of the Fund's fiscal year, at its reconvened 2009 annual meeting of shareholders held on November 4, 2009, shareholders of the Fund approved the new investment advisory agreement between the Fund and Claymore, and a new investment sub-advisory agreement among the Fund, Claymore and Manning & Napier.

The investment team at Manning & Napier responsible for managing the Fund includes Jeffrey S. Coons, PHD, CFA, Co-Director of Research; Jack Bauer, Managing Director of Fixed Income; Christopher Petrosino, CFA, Senior Analyst, Quantitative Strategies Group; and, Keith Harwood, Senior Fixed Income Analyst. In the following discussion, members of the team provide insight into the Fund's strategies and results during the fiscal year ended October 31, 2009.

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1. PLEASE DESCRIBE THE FUND'S OBJECTIVE AND MANAGEMENT STRATEGIES.

The Fund's investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund's investments are focused on securities considered to be undervalued or inexpensive relative to other investments.

The Fund may invest up to 40% of its total assets, with the percentage measured at the time of the investment, in U.S. dollar-denominated securities of foreign issuers. (Prior to August 17, 2009, the Fund was permitted to invest up to 20% of assets in securities of foreign issuers. The increase in potential foreign exposure did not require shareholder approval.) There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality. In addition, the Fund may purchase and sell certain derivative instruments, including, but not limited to, options, futures contracts and options on futures contracts, for various portfolio management purposes including to seek income or capital appreciation, facilitate portfolio management and mitigate risks.

Manning & Napier's approach to value investing is bottom-up, meaning the majority of research efforts are focused on individual companies. The process is also opportunistic and is characterized by the shift of investment dollars toward areas of the market that are generally undervalued and away from areas that are over-valued. In order to be truly opportunistic, it is important to take a global view of investment opportunities, since roughly 75% of potential investment opportunities are located outside the U.S.

Equities are selected for the portfolio using a highly disciplined approach to identifying stocks of companies with substantial free cash flow relative to their market capitalization. Free cash flow is defined as earnings before taxes, depreciation and amortization, but after capital expenditures. Recognizing that companies have many choices of how to use their free cash flow, Manning & Napier emphasizes companies that pay a substantial portion of their free cash flow back to shareholders in the form of dividends, unlocking shareholder value. This means that the equity portion of the Fund's portfolio will generally have a higher dividend yield than the overall stock market. Also important is that a company under consideration has a low risk of bankruptcy, in other words, a financially sound balance sheet.

The equity portfolio is examined and adjusted on an ongoing basis as fundamentals change. In addition, once a year, generally in April, near the middle of the Fund's fiscal year, there is a major rebalancing. In the rebalancing process, companies in the portfolio that no longer meet the valuation criteria described previously are generally eliminated and replaced with other companies that meet the criteria described by these screens.

Free cash flow yield is the amount of free cash flow per share divided by the market price of stock. When a company's stock price is low relative to free cash flow, the free cash flow yield is high. If a stock price appreciates sharply without a major increase in free cash flow, causing the free cash flow yield to go lower than is considered desirable, a company would be screened out of the portfolio when it is rebalanced. This discipline has a tendency to move the portfolio into more undervalued sectors of the market and away from higher risk sectors where the ratio of stock price to cash flow is high. It is a process that continuously moves the portfolio toward companies that are very solid, that are paying dividends, and where the stock price has not appreciated dramatically relative to free cash flow.

Historically, this strategy tends to produce a portfolio that holds up well in down markets and participates nicely in up markets, providing good balance in a wide variety of market conditions. However, when a market moves into a speculative phase, this strategy will typically underperform more momentum-driven indices like the S&P 500 Index. Historical data indicates that this


6 | Annual Report | October 31, 2009

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DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


approach provides attractive returns over a full market cycle; however, past performance is no guarantee of future results.

The Fund has historically been focused on value and identifying value opportunities. The approach used by Manning & Napier continues this focus on value and income orientation in a way that is consistent with the value philosophy used in the past, while bringing a disciplined approach to selecting companies that generate cash beyond their requirements for capital spending and not paying too much for that free cash flow generation.

The strategy for the fixed income portion of the portfolio, which is approximately 20% of the Funds total assets, is a bottom-up, fundamentally-driven approach that seeks to invest in high quality companies that generate good cash flow and have good prospects. Bond investments may include securities with yields that seem high relative to their prospects, often because the issuing companies are out of favor. In the fixed income portion of the portfolio, various sectors, such as treasury securities, corporate bonds, mortgage-backed securities, and non-U.S. based bonds will be emphasized, depending on the relative value offered by each. In selecting bonds, the research of Manning & Napier's 30-plus team of industry specialists is a significant factor, as they use their disciplined approach to evaluating company and industry fundamentals to assist the credit analysts in identifying companies that meet the value-oriented total return criteria for selecting bond investments. The goal is always to generate an attractive level of income, while taking only the level of risk that is warranted by the expected return.

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2. PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST
YEAR.

A year ago, as the Fund's fiscal year began, U.S. and world markets were facing a financial crisis. Fannie Mae and Freddie Mac had been forced into conservatorship; Lehman Brothers Holdings Inc. had declared bankruptcy; and American International Group Inc. (AIG) had been bailed out by the federal government. Those events led to a credit crisis that enveloped the world during the fourth quarter of 2008 and created a prevailing sense of pessimism in financial markets. This pessimism continued through most of the first quarter of 2009, when perceptions began to change and markets, anticipating an economic recovery, began to move up.

The result of the recovery that began in March 2009 was positive returns of most market measures for the Fund's fiscal year ended October 31, 2009. The Standard & Poor's 500 Index, which is generally regarded as a good indicator of the broad stock market, returned 9.80% for the 12 months ended October 31, 2009. The recovery in international markets was generally more pronounced than in the U.S.; the Morgan Stanley Capital International ("MSCI") World Index, which measures performance of world equity markets, returned 19.92% for the same 12-month period. The Barclays Capital US Aggregate Bond Index, which measures the return of the high-quality U.S. bond market as a whole, returned 13.79% for the 12 months ended October 31, 2009.

In late October, the Bureau of Economic Analysis of the U.S. Department of Commerce reported positive growth in real gross domestic product for the third quarter of 2009. "Economic activity has picked up following its severe downturn," according to the Federal Reserve, whose recent meeting minutes specify that "conditions in financial markets have improved further, and activity in the housing sector has increased."

Although the economy seems to be stabilizing, components of economic growth point toward a slow and subdued recovery. The labor markets in particular remain troublesome, with an unemployment rate that recently reached 10%. Elevated unemployment combined with declining wage growth does not bode well for consumers, who will likely struggle with heavy debts for some time. U.S. consumers do not appear to be in a position to drive a recovery; consumer credit continues to contract substantially, and banks remain hesitant to lend. Most of the recent economic improvements in the U.S. seem to be related to exports or government stimulus.

World economies appear to be somewhat stronger. While industrial production across the European Union as a whole is still contracting, this manufacturing measure has expanded in several European countries, with France and Italy posting impressive gains. Japan has been one of the weakest economies during this downturn, but tentative hints of less deterioration are emerging. China remains an economic growth engine; its gross domestic product rose sharply in both the second and third quarters of 2009. With the initial stages of a recovery becoming apparent, the global growth appears increasingly sustainable.

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3. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ended October 31, 2009, the Fund generated a total return based on market price of 3.50% and a return of -19.99% based on NAV. As of October 31, 2009, the Fund's market price of $14.25 represented a discount of 4.10% to NAV of $14.86. As of October 31, 2008, the Fund's market price of $14.90 represented a discount of 24.17% to NAV of $19.65. A one-for-five reverse share split of the Fund's common shares became effective prior to the opening of trading on the New York Stock Exchange on June 5, 2009. Share prices prior to this date have been adjusted to reflect the reverse share split. As a result of the reverse share split, every five of the Fund's outstanding common shares were converted into one common


                                            Annual Report | October 31, 2009 | 7

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DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


share. The total number of common shares of the Fund outstanding was reduced from 45,399,424 shares to 9,079,884 shares, and there was a proportional increase in the NAV per common share. An objective of the reverse share split was to increase the Fund's market price per common share, thereby reducing the per share transaction costs associated with buying or selling the Fund's common shares in the secondary market on the New York Stock Exchange.

From the period between June 17, 2009, when Manning & Napier assumed responsibility for managing the Fund's portfolio, and the end of the fiscal year, the Fund's return was 18.56% based on NAV and 41.62% based on market price. For the same period, return of the Standard & Poor's 500 Index (the S&P
500), a widely used measure of broad market performance, was 14.61%, and return of the Russell 1000 Value Index was 15.32% . The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

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4. WHAT CHANGES HAVE BEEN MADE IN THE FUND'S PORTFOLIO IN RECENT MONTHS?

Since June 17, 2009, when Manning & Napier assumed responsibility for day-to-day management of the Fund, there have been substantial changes in the Fund's holdings. These changes were made in order to bring the portfolio in line with the disciplined approach to identifying stocks of companies with substantial free cash flow described above.

One notable change is a reduction in the Fund's position in the financial sector. As of April 30, 2009, financials represented 34.9% of long-term investments; that percentage was reduced to 7.7% as of October 31, 2009. Many definitions of value, such as low price-earnings ratio and low price to book value ratio tend to have a bias toward companies in the financial sector. One advantage of Manning & Napier's definition of value, which is based on cash flow, is that, in contrast to value investing indices such as the Russell 1000Value Index, Manning & Napier's definition avoids a bias toward companies in the financial sector. Financial stocks tend to be cyclical investments; they can look attractive because of high dividend yields and low price-to-earnings at a cyclical peak, but they can prove to be unstable in difficult financial times. Many of the stocks and bonds of financial companies have been eliminated from the portfolio.

A major overweight in the equity portion of the portfolio is in health care, which represented approximately 20% of the equity portfolio as of October 31, 2009, compared with approximately 9% of the Russell 1000 Value Index. Health care companies such as Johnson & Johnson (2.8% of long-term investments), which produces a variety of health care products, and GlaxoSmithKline PLC (2.9% of long-term investments), a global health care company based in the U.K., have generated solid cash flow and have strong balance sheets, and they are relatively immune to economic and market cycles. There has been some investor concern about the health care sector because of potential health care legislation; the eventual passage of a bill may remove some of the uncertainty. Many health care companies are multinational, therefore, they are positioned to benefit from global growth.

Another interesting area of emphasis is technology, which is overweighted in the Fund's equity portfolio relative to the Russell 1000 Value Index. That emphasis on technology provides another example of how the focus on free cash flow generation causes the portfolio to differ from typical value benchmarks such as Russell 1000 Value Index and from many value-oriented portfolios.

One distinctive feature of Manning & Napier's approach is the ability to invest in foreign stocks; as of October 31, 2009, approximately one-third of the equity portfolio is invested in foreign companies. Beyond that, in the domestic portion of the portfolio, many of the companies derive a substantial portion of their revenue from overseas markets. In the current environment, considering the U.S. consumer is not likely to be a strong engine of growth for the foreseeable future, it seems prudent to invest in companies with earnings that are not tied to the U.S. consumer.

In the bond portion of the portfolio, a major goal over the last few months has been to improve liquidity, working slowly to realize as much value as possible from the securities sold. This portion of the portfolio has held up relatively well, and it is much more liquid than it was a year ago.

--------------------------------------------------------------------------------
5. HOW DOES THE FUND IMPLEMENT ITS LEVERAGE STRATEGY?

The Fund's leverage has been achieved through the issuance of Auction Market Preferred Shares ("AMPS(SM)"). AMPS holders receive a dividend that is reset typically every seven or 28 days, depending on the series. The drop in value of the Fund's assets made it necessary to reduce leverage by redeeming a portion of the outstanding AMPS.

As of October 31, 2008, the Fund's leverage was $125 million.At-par redemptions of the Fund's outstanding AMPS totaling $60 million were announced on November 26, 2008, January 30, 2009, and February 26, 2009. On July 24, 2009, the Fund
announced a voluntary partial refinancing and at-par redemption of an additional $35 million of its outstanding AMPS. With the completion of this redemption, the Fund has successfully redeemed or refinanced approximately 93% of its AMPS. In August 2009, the Fund obtained a new financing facility through


8 | Annual Report | October 31, 2009

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DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


BNP Paribas, a leading European bank. The redemption of the AMPS was financed in part by the proceeds of this credit facility. As of October 31, 2009, the Fund's outstanding leverage was $60 million, consisting of $30 million of debt via the credit facility and $30 million of AMPS.

Manning & Napier's leverage strategy is to adjust the amount of leverage based on the market environment, reducing leverage when there appears to be greater risk in the market and increasing leverage when appropriate to take advantage of attractive investment opportunities in weaker markets.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. During the recent market volatility, leverage has been a handicap as leverage adds value only when the return on securities purchased exceeds the cost of leverage.

--------------------------------------------------------------------------------
6. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE SECURITIES MARKETS IN THE
COMING MONTHS?

A major consideration is that consumer spending represents approximately 70% of U.S. economy and about 20% of the global economy. As consumers struggle with high unemployment, high levels of debt, and weak home prices, it is unlikely that they will provide a major growth engine for some time to come. The most attractive investment opportunities are, therefore, likely to be in companies that are not highly dependent on U.S. consumers. With slow growth expected for the U.S. economy, and more robust growth in other world markets, it seems likely that many of the best investment opportunities over the next few years will be found in other parts of the world. Also important in a slow growth environment with limited availability of outside financing is to focus on the strongest companies, those that are not highly dependent on leverage.

On the fixed income side, it appears that excess capacity, not only in the U.S. but globally, will limit the risk of inflation in the near future. With high unemployment and sluggish demand, it may be a long time before companies or labor have pricing power. This means that it is a good time to be a yield investor because today's yields will maintain their value as these disinflationary forces persist.

Using a fundamental, bottom-up investment approach, Manning & Napier continues to identify strong companies trading at discounts to their fair value. In addition to disciplined investment strategies, many economic, valuation, and liquidity indicators are signaling that opportunities in equities remain favorable. In the fixed income markets, sectors outside of U.S. Treasuries continue to present opportunities. Both investment grade corporate bonds and below investment grade corporate bonds remain relatively attractive.

--------------------------------------------------------------------------------
INDEX DEFINITIONS:
Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada.

The Barclays Capital US Aggregate Bond Index covers the U.S.
dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage
(ARM) securities were added to the U.S. Aggregate Index on April 1, 2007 but are not eligible for the Global Aggregate Index.

The Russell 1000 Value Index measures performance of companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

--------------------------------------------------------------------------------
DCS RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

NOT A COMPLETE INVESTMENT PROGRAM. The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

EQUITY RISK. Substantially all of the Fund's assets will be invested in common stocks and preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority


                                            Annual Report | October 31, 2009 | 9

DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

PREFERRED SECURITIES RISK.There are special risks associated with investing in preferred securities, including: Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable. Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

INCOME RISK. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

"VALUE INVESTING" RISK. The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth'' securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a ''value'' investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

INTEREST RATE RISK. Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities. Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further returns to holders of Common Shares.

LOWER GRADE SECURITIES. The Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds".

FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including, but not limited to American Depositary Receipts ("ADRs"). The prices of such U.S. dollar-denominated securities of foreign issuers may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, such securities may be less liquid and more volatile than U.S. securities.

DERIVATIVES RISK. The Fund may participate in certain derivative transactions, such as futures contracts, options or swap transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in these markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and


10 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

ILLIQUID SECURITIES RISK. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its Common Shareholders. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

MARKET DISCOUNT RISK. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per Common Share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

INDUSTRY CONCENTRATION RISK. The Fund may invest up to 25% of its total assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks.

NON-DIVERSIFIED STATUS. The Fund is classified as a"non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund must comply with the diversification requirements of the Code applicable to regulated investment companies. See"Taxation." Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

FINANCIAL LEVERAGE. Although the use of Financial Leverage by the Fund may create an opportunity for increased net income and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There is no assurance that a leveraging strategy will be successful. Financial Leverage involves risks and special considerations for shareholders including: o the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the holders of Common Shares; and o the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will out-weigh the current reduced return. The Fund's use of Financial Leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser has not previously served as an investment adviser to an investment company, although an affiliate of the Investment Adviser acts as servicing agent to various investment companies. In addition, the Investment Manager, in acting as investment manager of the Fund's portfolio securities, will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

CURRENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS. The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.


                                           Annual Report | October 31, 2009 | 11

DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

RISKS OF INVESTING IN AMPS.There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. Visit Preferred Share Daily Rates for more Fund information and additional risk on investing in AMPS.

In addition to the risks described above, the Fund is also subject to: Market Discount Risk, Industry Concentration Risk, Other Investment Companies Risk, Non-Diversified Status Risk, Financial Leverage Risk, Management Risk , Current Developments Risk, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.claymore.com/dcs for a more detailed discussion about Fund risks and considerations.

12 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund

Fund SUMMARY | AS OF OCTOBER 31, 2009 (unaudited)


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                               $14.25
Common Share Net Asset Value                                              $14.86
Premium/Discount to NAV                                                    -4.1%
Net Assets Applicable to Common Shares ($000)                           $134,883
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 1/27/04)                           MARKET                         NAV
--------------------------------------------------------------------------------
One Year                                        3.50%                    -19.99%
Three Year - average annual                   -44.97%                    -46.80%
Five Year - average annual                    -25.43%                    -26.44%
Since Inception - average annual              -23.50%                    -23.07%
--------------------------------------------------------------------------------

                                                                  % OF LONG-TERM
SECTOR BREAKDOWN*                                                    INVESTMENTS
--------------------------------------------------------------------------------
Energy                                                                     19.7%
Health Care                                                                17.9%
Consumer Staples                                                           14.6%
Industrials                                                                12.0%
Consumer Discretionary                                                      9.8%
Materials                                                                   7.8%
Financials                                                                  7.7%
Information Technology                                                      7.3%
Utilities                                                                   1.7%
Telecommunication Services                                                  1.5%
--------------------------------------------------------------------------------

                                                                  % OF LONG-TERM
COUNTRY BREAKDOWN                                                    INVESTMENTS
--------------------------------------------------------------------------------
United States                                                              70.1%
United Kingdom                                                             14.6%
France                                                                      3.2%
Australia                                                                   2.7%
Taiwan                                                                      1.8%
Canada                                                                      1.5%
Switzerland                                                                 0.9%
Brazil                                                                      0.9%
Cayman Islands                                                              0.8%
Spain                                                                       0.7%
Ireland                                                                     0.6%
South Africa                                                                0.4%
Luxembourg                                                                  0.4%
Netherlands                                                                 0.4%
Mexico                                                                      0.2%
Greece                                                                      0.2%
Philippines                                                                 0.2%
Bermuda                                                                     0.1%
Hungary                                                                     0.1%
Israel                                                                      0.1%
New Zealand                                                                 0.1%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/dcs.The above summaries are provided for informational purposes only and should not be viewed as recommendations.

* Securities are classified by sectors that represent broad groupings of related industries


                                                                  % OF LONG-TERM
TOP TEN ISSUERS                                                      INVESTMENTS
--------------------------------------------------------------------------------
BP PLC                                                                      3.6%
Chevron Corp.                                                               3.3%
Coca-Cola Co. (The)                                                         3.3%
Royal Dutch Shell PLC                                                       3.3%
Total SA                                                                    3.2%
Intel Corp.                                                                 3.0%
PepsiCo, Inc.                                                               2.9%
GlaxoSmithKline PLC                                                         2.9%
Johnson & Johnson                                                           2.8%
BHP Billiton Ltd.                                                           2.7%
--------------------------------------------------------------------------------


SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------
Line chart:
10/31/08      14.9            19.65
              15.4            19.75
                16             21.9
             15.55            20.35
             14.65            17.95
             14.75            18.55
             13.85            18.15
              13.1            17.05
              11.8             14.8
              12.4             16.8
             12.05            15.75
                11            14.85
             11.15            14.55
             10.05            12.85
               8.6              9.2
               7.5            10.35
              8.45            12.75
              8.65             13.1
               9.3            13.95
              9.25            14.05
               8.4            11.45
               8.8            11.85
               8.5             12.1
              8.05            11.25
              8.35             10.9
               8.6            11.95
              8.55             11.9
              8.65             12.6
              8.85             12.4
               8.8            11.95
                 8            11.95
              8.25            12.75
              8.35             12.7
              8.05               12
              8.15            12.35
              8.15             11.7
              8.05             11.5
              8.05            11.55
               8.4             11.8
              8.35            12.25
               8.9            12.55
              9.45             12.8
              10.1             13.7
              10.5            14.25
              11.4             15.1
             11.05            14.65
              11.1            14.85
              10.8             14.3
             10.35            13.55
              10.3             13.8
               9.7               13
               9.5             12.7
               9.6            12.65
                 9             11.3
              9.45            12.05
              9.15             11.5
              9.35             11.8
               9.4               12
               9.5            12.05
                10             12.6
               9.6            12.15
               9.4            11.85
               9.5            11.45
              9.45             11.6
              9.25             11.5
               9.5             11.6
              9.55             11.9
              9.55             12.1
              9.35             11.3
              9.35            11.05
              9.15             10.9
              8.65             10.9
               8.1              9.8
               7.8              9.6
               7.1              9.5
               6.7             9.15
              6.25             8.55
              6.75             8.85
               6.5              8.7
               6.9             8.85
              6.45              8.6
               6.1             7.65
               5.7              7.6
               5.8             7.65
              5.45             7.15
              5.05             7.05
              4.95              7.1
               5.3              7.7
               5.5              7.7
              5.95              8.1
                 6              8.3
              6.05             8.55
              6.55             8.75
              6.55             9.25
               6.7             9.35
              6.55              9.2
               7.3            10.25
               7.4            10.05
               7.7            10.25
               7.9            10.45
              7.65             10.1
               7.1             9.55
              7.25             9.75
               7.4            10.05
              7.85            10.55
              8.15             10.7
              8.05             10.6
               7.7             10.3
              7.85            10.45
               8.5            11.35
              8.65            11.65
              8.65             11.3
              8.85             11.6
              9.15            11.75
               9.4             11.9
              8.95            11.05
               9.1            11.45
               9.1             11.2
               9.1            11.35
              9.15            11.75
               9.1            11.45
               9.1            11.35
              9.25            11.55
              9.15             11.5
              9.25             11.6
              9.55             12.4
              9.65             12.3
              10.1            13.05
             10.15               13
             10.65             13.6
             10.45               13
             10.35            12.95
               9.8            12.35
              9.85             12.5
               9.6             12.2
               9.9            12.75
                10             12.7
              9.85             12.6
               9.6            12.35
               9.5            12.25
               9.7             12.7
               9.6             12.4
               9.8            12.65
               9.9            12.85
              10.2            13.25
             10.35            13.25
             10.25            12.85
              10.4             13.1
             10.47            13.05
             10.42            13.06
             10.54             13.2
              10.5            13.11
             10.73            13.21
             10.49            13.21
             10.32            12.81
             10.14            12.62
              9.95            12.59
             10.05            12.73
              10.1            12.63
              9.75            12.09
              9.76            12.09
              9.79            12.16
             10.01             12.5
              9.96            12.61
             10.22            12.75
             10.28            12.63
             10.35            12.81
              10.2            12.42
             10.16            12.46
             10.02            12.18
              9.93            12.22
             10.12            12.17
             10.09            12.15
             10.18            12.44
             10.22            12.53
              10.5            12.92
             10.58             13.1
             10.73            13.09
             10.89            13.31
              11.1            13.44
             11.09            13.42
             11.25            13.73
             11.47            13.81
             11.48            13.86
             11.45            13.78
             11.39            13.71
              11.5            13.84
             11.76            13.98
             12.04             14.1
             12.21            14.16
             12.16            14.05
             12.23            13.98
              12.5            14.12
             12.49            14.09
              12.4            14.02
             12.43            13.97
             12.46            14.04
              12.4             13.9
             12.07            13.61
             12.18            13.75
             12.26             13.9
             12.47            14.01
             12.62            14.34
             12.82            14.49
             13.04             14.5
             13.04            14.51
             13.03            14.57
             13.08            14.55
                13            14.43
             12.76            14.07
             12.67             14.1
             12.72            14.15
             12.88            14.32
             13.06            14.51
             13.13            14.66
             13.28            14.85
             13.51            14.89
             13.48            14.95
             13.96            14.92
             14.14            14.97
                14            14.99
             14.05            15.03
                14            14.96
             14.07            15.07
             14.04            14.94
              13.9             14.7
             13.77            14.69
             13.88            14.97
             13.95            14.96
             13.96            14.92
             13.72            14.54
             13.64            14.46
             13.87            14.74
             14.12               15
              14.2               15
             14.31            15.18
             14.47            15.19
              14.5            15.27
             14.48            15.26
             14.71            15.55
             14.83            15.66
             14.83            15.66
             15.19            15.88
             15.19             15.8
             15.09            15.62
             15.23            15.77
             14.98            15.49
             14.77            15.29
             14.69            15.36
             14.51            14.96
             14.63            15.23
10/31/09     14.25            14.86


Pie chart:
PORTFOLIO COMPOSITION (% of Total Investments)
ASSET CLASS
--------------------------------------------------------------------------------
Common Stocks                                                              79.7%
Corporate Bonds                                                            16.0%
Short-Term Investments                                                      2.2%
Preferred Stocks                                                            1.0%
Convertible Preferred Stocks                                                0.8%
Income Trusts                                                               0.2%
Limited Partnership                                                         0.1%


                                           Annual Report | October 31, 2009 | 13

DCS | Claymore Dividend & Income Fund

Portfolio of INVESTMENTS | OCTOBER 31, 2009

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS - 141.2%

            COMMON STOCKS - 115.0%

            CONSUMER DISCRETIONARY - 8.6%
     8,029  Fortune Brands, Inc.                                   $     312,730
     8,694  Genuine Parts Co.                                            304,203
   101,663  Home Depot, Inc. (e)                                       2,550,725
     7,617  JC Penney Co., Inc.                                          252,351
    20,138  Johnson Controls, Inc. (e)                                   481,701
     9,211  Leggett & Platt, Inc.                                        178,049
    19,735  Limited Brands, Inc.                                         347,336
    19,989  Mattel, Inc.                                                 378,392
    67,180  McDonald's Corp. (e)                                       3,937,420
    18,100  McGraw-Hill Cos., Inc. (The)                                 520,918
     7,356  Nordstrom, Inc.                                              233,774
    22,576  Pearson PLC, ADR (United Kingdom)                            307,259
    35,945  Thomson Reuters Corp. (Canada)                             1,137,659
     6,607  VF Corp.                                                     469,361
     2,517  Whirlpool Corp.                                              180,192
--------------------------------------------------------------------------------
                                                                      11,592,070
--------------------------------------------------------------------------------
            CONSUMER STAPLES - 20.7%
   110,679  Altria Group, Inc. (e)                                     2,004,397
    13,444  Avon Products, Inc.                                          430,880
    16,145  Campbell Soup Co.                                            512,604
   118,061  Coca-Cola Co. (The) (e)                                    6,293,832
    33,856  Diageo PLC, ADR (United Kingdom) (e)                       2,201,317
    13,901  General Mills, Inc.                                          916,354
    13,027  Hershey Co. (The)                                            492,290
    16,672  HJ Heinz Co.                                                 670,881
     4,177  JM Smucker Co. (The)                                         220,253
    17,486  Kellogg Co.                                                  901,228
    22,876  Kimberly-Clark Corp.                                       1,399,096
    45,744  Kraft Foods, Inc. - Class A                                1,258,875
     5,100  Lorillard, Inc.                                              396,372
     5,560  McCormick & Co., Inc.                                        194,656
    91,932  PepsiCo, Inc. (e)                                          5,566,483
    62,478  Philip Morris International, Inc. (e)                      2,958,958
    45,908  Sara Lee Corp.                                               518,301
    34,714  Sysco Corp.                                                  918,185
--------------------------------------------------------------------------------
                                                                      27,854,962
--------------------------------------------------------------------------------
            ENERGY - 26.1%
   120,533  BP PLC, ADR (United Kingdom) (e)                           6,824,578
    83,119  Chevron Corp. (e)                                          6,361,928
    76,397  ConocoPhillips (e)                                         3,833,601
    24,238  EnCana Corp. (Canada)                                      1,342,543
    22,395  Marathon Oil Corp.                                           715,968
    52,496  Repsol YPF SA, ADR (Spain)                                 1,396,394


NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            ENERGY (CONTINUED)
   104,927  Royal Dutch Shell PLC, ADR (United Kingdom) (e)        $   6,233,713
    20,928  Sasol Ltd., ADR (South Africa)                               782,498
     3,857  Sunoco, Inc.                                                 118,796
    19,601  Tenaris SA, ADR (Luxembourg)                                 698,188
   100,530  Total SA, ADR (France) (e)                                 6,038,837
    49,123  Williams Cos., Inc. (The)                                    925,969
--------------------------------------------------------------------------------
                                                                      35,273,013
--------------------------------------------------------------------------------
            FINANCIALS - 1.0%
     5,854  Federated Investors, Inc. - Class B                          153,667
    12,294  Invesco Ltd. (Bermuda)                                       260,018
    24,931  Marsh & McLennan Cos., Inc.                                  584,881
     7,567  Plum Creek Timber Co., Inc. - REIT                           236,771
     3,566  Waddell & Reed Financial, Inc. - Class A                     100,062
--------------------------------------------------------------------------------
                                                                       1,335,399
--------------------------------------------------------------------------------
            HEALTH CARE - 23.1%
    66,469  Abbott Laboratories (e)                                    3,361,337
    82,124  AstraZeneca PLC, ADR (United Kingdom) (e)                  3,688,189
     5,056  Biovail Corp. (Canada)                                        68,054
   107,524  Bristol-Myers Squibb Co. (e)                               2,344,023
    62,082  Eli Lilly & Co. (e)                                        2,111,409
   134,713  GlaxoSmithKline PLC, ADR (United Kingdom) (e)              5,544,787
    90,622  Johnson & Johnson                                          5,351,229
   113,393  Merck & Co., Inc. (e)                                      3,507,245
   302,601  Pfizer, Inc. (e)                                           5,153,295
--------------------------------------------------------------------------------
                                                                      31,129,568
--------------------------------------------------------------------------------
            INDUSTRIALS - 13.6%
    40,772  3M Co. (e)                                                 2,999,596
     5,307  Avery Dennison Corp.                                         189,195
    19,586  Caterpillar, Inc.                                          1,078,405
    10,683  Cooper Industries PLC - Class A (Ireland)                    413,325
     5,757  Dover Corp.                                                  216,924
     8,856  Eaton Corp.                                                  535,345
    45,361  Emerson Electric Co.                                       1,712,378
     5,755  Empresa Brasileira de Aeronautica SA, ADR (Brazil) (a)       116,539
     2,525  Harsco Corp.                                                  79,512
    23,128  Honeywell International, Inc.                                830,064
     2,752  Hubbell, Inc. - Class B                                      117,043
    29,135  Illinois Tool Works, Inc.                                  1,337,879
     9,847  Ingersoll-Rand PLC (Ireland)                                 311,067
    26,273  Koninklijke Philips Electronics NV (Netherlands)             659,190
    22,769  Masco Corp.                                                  267,536
    11,270  Norfolk Southern Corp.                                       525,407
    10,509  Northrop Grumman Corp.                                       526,816
     4,280  Pentair, Inc.                                                124,548
    13,040  Pitney Bowes, Inc.                                           319,480


See notes to financial statements.

14 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
     4,686  Rockwell Automation, Inc.                              $     191,892
    11,227  RR Donnelley & Sons Co.                                      225,438
     2,654  Snap-On, Inc.                                                 96,951
     4,607  Stanley Works (The)                                          208,375
    13,048  Tyco International Ltd. (Switzerland)                        437,760
    59,844  United Parcel Service, Inc. - Class B (e)                  3,212,426
    53,573  Waste Management, Inc.                                     1,600,761
--------------------------------------------------------------------------------
                                                                      18,333,852
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY - 8.8%
    16,201  Analog Devices, Inc.                                         415,232
    27,356  AU Optronics Corp., ADR (Taiwan)                             241,553
    29,167  Automatic Data Processing, Inc.                            1,160,847
   302,181  Intel Corp. (e)                                            5,774,679
    12,583  Linear Technology Corp.                                      325,648
     8,899  Maxim Integrated Products, Inc.                              148,346
    10,340  Microchip Technology, Inc.                                   247,746
    20,763  Paychex, Inc.                                                589,877
   284,095  Taiwan Semiconductor Manufacturing Co. Ltd.,
               ADR (Taiwan) (e)                                        2,710,266
    13,922  Tyco Electronics Ltd. (Switzerland)                          295,843
--------------------------------------------------------------------------------
                                                                      11,910,037
--------------------------------------------------------------------------------
            MATERIALS - 10.0%
     5,297  Bemis Co., Inc.                                              136,822
    78,722  BHP Billiton Ltd., ADR (Australia) (e)                     5,162,589
    24,829  Cia Siderurgica Nacional SA, ADR (Brazil)                    823,330
    13,900  CRH PLC, ADR (Ireland)                                       343,747
    58,283  Dow Chemical Co. (The)                                     1,368,485
     4,250  Eastman Chemical Co.                                         223,167
    53,315  EI Du Pont de Nemours & Co. (e)                            1,696,483
     1,301  Greif, Inc. - Class A                                         69,630
     3,712  International Flavors & Fragrances, Inc.                     141,390
     3,710  Lubrizol Corp.                                               246,938
    10,507  Nucor Corp.                                                  418,704
     9,897  PPG Industries, Inc.                                         558,488
    11,012  Rio Tinto PLC, ADR (United Kingdom) (e)                    1,960,466
     3,706  RPM International, Inc.                                       65,300
     5,882  Sonoco Products Co.                                          157,344
     5,374  Steel Dynamics, Inc.                                          71,958
--------------------------------------------------------------------------------
                                                                      13,444,841
--------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES - 1.9%
     2,926  Cellcom Israel Ltd. (Israel)                                  88,043
     3,165  CenturyTel, Inc.                                             102,736
    29,014  Chunghwa Telecom Co. Ltd., ADR (Taiwan)                      504,263
    54,477  Hellenic Telecommunications Organization SA,
               ADR (Greece)                                              461,965
    12,029  Magyar Telekom Telecommunications PLC, ADR (Hungary)         257,421
     8,409  Partner Communications Co. Ltd., ADR (Israel)                158,510


NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (CONTINUED)
     5,952  Philippine Long Distance Telephone Co., ADR
               (Philippines)                                       $     317,242
    22,028  Telecom Corp. of New Zealand Ltd., ADR (New Zealand)         197,371
    28,513  Telefonos de Mexico SAB de CV, ADR (Mexico)                  473,601
--------------------------------------------------------------------------------
                                                                       2,561,152
--------------------------------------------------------------------------------
            UTILITIES - 1.2%
     6,427  Cia de Saneamento Basico do Estado de Sao Paulo,
               ADR (Brazil)                                              247,568
     3,506  DPL, Inc.                                                     88,842
     9,282  MDU Resources Group, Inc.                                    192,601
     4,625  National Fuel Gas Co.                                        209,698
    29,227  Public Service Enterprise Group, Inc.                        870,965
     1,515  WGL Holdings, Inc.                                            50,086
--------------------------------------------------------------------------------
                                                                       1,659,760
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS - 115.0%
            (Cost $137,198,706)                                      155,094,654
--------------------------------------------------------------------------------

            PREFERRED STOCKS - 1.5%

            FINANCIALS - 1.2%
   445,342  Scottish Re Group Ltd., 7.250% (Cayman Islands) (c)        1,558,697
--------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES - 0.2%
    10,768  Brasil Telecom SA, ADR (Brazil)                              277,276
--------------------------------------------------------------------------------
            UTILITIES - 0.1%
    11,119  Cia Energetica de Minas Gerais, ADR (Brazil)                 175,569
--------------------------------------------------------------------------------
            TOTAL PREFERRED STOCKS - 1.5%
            (Cost $11,493,551)                                         2,011,542
--------------------------------------------------------------------------------

            CONVERTIBLE PREFERRED STOCKS - 1.1%

            FINANCIALS - 1.1%
       473  Fannie Mae, 5.375%
            (Cost $46,537,240)                                         1,517,147
--------------------------------------------------------------------------------

PRINCIPAL                                                                     OPTIONAL
AMOUNT                                                                 CALL PROVISIONS             VALUE
--------------------------------------------------------------------------------------------------------
            CORPORATE BONDS - 23.2%

            CONSUMER DISCRETIONARY - 5.2%
$  750,000  British Sky Broadcasting Group PLC, BBB, 9.500%, 11/15/18
            (United Kingdom) (b)                                                   N/A           957,124
   750,000  Comcast Corp., BBB+, 6.550%, 7/1/39                                    N/A           784,182
   750,000  Fortune Brands, Inc., BBB-, 6.625%, 7/15/28                            N/A           718,186
   750,000  Home Depot, Inc., BBB+, 5.875%, 12/16/36                               N/A           734,023
   750,000  International Game Technology, BBB, 7.500%, 6/15/19                    N/A           830,348
   750,000  Kohl's Corp., BBB+, 6.875%, 12/15/37                                   N/A           859,363
   750,000  Pinnacle Entertainment, Inc., B, 7.500%, 6/15/15          6/15/11 @ 103.75           678,750
   500,000  Time Warner, Inc., BBB, 7.700%, 5/1/32                                 N/A           566,475
   750,000  Walt Disney Co. (The), A, 7.000%, 3/1/32                               N/A           913,600
--------------------------------------------------------------------------------------------------------
                                                                                               7,042,051
--------------------------------------------------------------------------------------------------------
            ENERGY - 1.4%
   750,000  Anadarko Petroleum Corp., BBB-, 8.700%, 3/15/19                        N/A           919,713

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 15

DCS | Claymore Dividend & Income Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL                                                                     OPTIONAL
AMOUNT                                                                 CALL PROVISIONS             VALUE
--------------------------------------------------------------------------------------------------------
            ENERGY (CONTINUED)
$  750,000  Weatherford International Ltd., BBB+, 9.625%, 3/1/19 (Switzerland)     N/A    $      930,038
--------------------------------------------------------------------------------------------------------
                                                                                               1,849,751
--------------------------------------------------------------------------------------------------------
            FINANCIALS - 7.5%
   250,000  American Express Co., BB, 6.800%, 9/1/66 (c)               9/1/16 @ 100.00           221,250
   750,000  American Express Co., BBB+, 8.125%, 5/20/19                            N/A           899,094
   750,000  American International Group, Inc., A-, 5.375%, 10/18/11               N/A           721,348
   250,000  Bank of America Corp., B, 8.000%, 12/31/49 (c)            1/30/18 @ 100.00           225,145
   750,000  Caterpillar Financial Services Corp., A, 7.150%, 2/15/19               N/A           882,205
   750,000  Citigroup, Inc., A, 8.500%, 5/22/19                                    N/A           878,162
   250,000  General Electric Capital Corp., A+, 6.375%,
            11/15/67 ( c)                                            11/15/17 @ 100.00           217,201
   750,000  General Electric Capital Corp., AA+, 6.750%, 3/15/32                   N/A           790,577
   250,000  Goldman Sachs Capital II, BBB, 5.793%, 12/29/49 (c)        6/1/12 @ 100.00           187,187
   750,000  Goldman Sachs Group, Inc. (The), A-, 6.750%, 10/1/2037                 N/A           792,492
   500,000  Hughes Network Systems LLC/HNS Finance Corp., B,
            9.500%, 4/15/14                                           4/15/10 @ 104.75           511,250
   250,000  JPMorgan Chase & Co., BBB+, 7.900%, 4/29/49 (c)           4/30/18 @ 100.00           252,184
   750,000  JPMorgan Chase & Co., A+, 6.300%, 4/23/19                              N/A           824,616
   750,000  Manufacturers & Traders Trust Co., A-, 6.625%, 12/4/17                 N/A           778,274
   500,000  Merrill Lynch & Co., Inc., A-, 6.110%, 1/29/37                         N/A           474,127
   500,000  Morgan Stanley, A, 5.550%, 4/27/17                                     N/A           503,990
   750,000  PNC Bank NA, A, 5.250%, 1/15/17                                        N/A           755,931
   250,000  Wells Fargo & Co., A-, 7.980%, 3/15/49 (c)                3/15/18 @ 100.00           235,312
--------------------------------------------------------------------------------------------------------
                                                                                              10,150,345
--------------------------------------------------------------------------------------------------------
            HEALTH CARE - 2.3%
   750,000  Aetna, Inc., A-, 6.750%, 12/15/37                                      N/A           791,188
   750,000  Inverness Medical Innovations, Inc., B-, 9.000%,
            5/15/16                                                   5/15/13 @ 104.50           763,125
   750,000  UnitedHealth Group, Inc., A-, 6.500%, 6/15/37                          N/A           764,004
   750,000  WellPoint, Inc., A-, 5.950%, 12/15/34                                  N/A           729,477
--------------------------------------------------------------------------------------------------------
                                                                                               3,047,794
--------------------------------------------------------------------------------------------------------
            INDUSTRIALS - 3.4%
   750,000  CSX Corp., BBB-, 6.000%, 10/1/36                                       N/A           758,483
   750,000  Delta Air Lines, Inc., BB-, 9.500%, 9/15/14 (b)          9/15/11 @ 107.125           768,750
   750,000  FedEx Corp., BBB, 8.000%, 1/15/19                                      N/A           910,165
   750,000  Southwest Airlines Co., BBB, 5.125%, 3/1/17                            N/A           713,243
   500,000  Textron, Inc., BBB-, 7.250%, 10/1/19                                   N/A           510,108
   750,000  Waste Management, Inc., BBB, 7.375%, 3/11/19                           N/A           875,903
--------------------------------------------------------------------------------------------------------
                                                                                               4,536,652
--------------------------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY - 1.4%
   500,000  Corning, Inc., BBB+, 6.625%, 5/15/19                                   N/A           552,409
   750,000  Dell, Inc., A-, 5.875%, 6/15/19                                        N/A           808,767
   500,000  Oracle Corp., A, 6.125%, 7/8/39                                        N/A           552,085
--------------------------------------------------------------------------------------------------------
                                                                                               1,913,261
--------------------------------------------------------------------------------------------------------
            MATERIALS - 1.0%
   500,000  Alcoa, Inc., BBB-, 6.750%, 7/15/18                                     N/A           509,303
   750,000  International Paper Co., BBB, 7.500%, 8/15/21                          N/A           822,958
--------------------------------------------------------------------------------------------------------
                                                                                               1,332,261
--------------------------------------------------------------------------------------------------------


PRINCIPAL                                                                     OPTIONAL
AMOUNT                                                                 CALL PROVISIONS             VALUE
--------------------------------------------------------------------------------------------------------
              UTILITIES - 1.0%
$    750,000  Exelon Generation Co. LLC, BBB, 6.200%, 10/1/17                      N/A    $      814,938
     500,000  Southwestern Electric Power Co., BBB, 6.450%, 1/15/19                N/A           542,633
--------------------------------------------------------------------------------------------------------
                                                                                               1,357,571
--------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS - 23.2%
              (Cost $29,393,523)                                                              31,229,686
--------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                                          VALUE
--------------------------------------------------------------------------------------------------------
              LIMITED PARTNERSHIP - 0.1%

              REAL ESTATE - 0.1%
     400,000  Kodiak Funding, LP (d)
              (Cost $3,522,000)                                                                  184,000
--------------------------------------------------------------------------------------------------------
              INCOME TRUSTS - 0.3%

              ENERGY - 0.3%
       5,369  Enerplus Resources Fund (Canada)                                                   116,615
      15,092  Penn West Energy Trust (Canada)                                                    248,263
--------------------------------------------------------------------------------------------------------
              (Cost $302,857)                                                                    364,878
--------------------------------------------------------------------------------------------------------
              Total Long-Term Investments - 141.2%                                           190,401,907
              (Cost $228,447,877)
--------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 3.1%

   4,244,781  Dreyfus Money Market Bond Fund
              (Cost $4,244,781)                                                                4,244,781
--------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS - 144.3%
              (Cost $232,692,658)                                                            194,646,688

              Other Assets in excess of Liabilities - 0.1%                                       236,199

              Preferred Shares, at Liquidation Value - (-22.2% of Net Assets Applicable
              to Common Shares or -15.4% of Total Investments)                               (30,000,000)

              Borrowings - (22.2%)                                                           (30,000,000)
--------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100.0%                             $  134,882,887
========================================================================================================

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

NV - Publicly Limited Liability Corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SAB de CV - Variable Capital Company

(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to 1.3% of Net Assets Applicable to Common Shares.

(c)  Floating or variable rate security.

(d) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $184,000 which represents 0.1% of Net Assets Applicable to Common Shares.

(e) All or a portion of these securities were segregated as collateral for the borrowings. As of October 31, 2009, the total amount segregated was $69,459,090.

Ratings (unaudited) shown are per Standard & Poor's; securities classified NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

16 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund
Statement of ASSETS AND LIABILITIES | OCTOBER 31, 2009
ASSETS
   Investments in securities, at value (cost $232,692,658)                                              $ 194,646,688
   Dividends and interest receivable                                                                          698,874
   Other assets                                                                                                42,017
----------------------------------------------------------------------------------------------------------------------
       Total assets                                                                                       195,387,579
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Borrowings                                                                                              30,000,000
   Advisory fee payable                                                                                       129,915
   Dividends payable - preferred shares                                                                         6,731
   Administrative fee payable                                                                                   4,135
   Due to custodian                                                                                            37,888
   Interest due on borrowings                                                                                  33,917
   Accrued expenses and other liabilities                                                                     292,106
----------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                                   30,504,692
----------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
    Auction Market Preferred Shares $.01 par value per share; 1,200 authorized,
       issued and outstanding at $25,000 per share liquidation preference                                  30,000,000
----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                            $ 134,882,887
----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.01 par value per share; unlimited number of shares authorized, 9,079,884*
      shares issued and outstanding                                                                     $      90,799
   Additional paid-in capital                                                                             843,707,569
   Accumulated net unrealized depreciation on investments                                                 (38,045,972)
   Accumulated net realized loss on investments, futures, options and currency transactions              (672,328,276)
   Accumulated undistributed net investment income                                                          1,458,767
----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                            $ 134,882,887
======================================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 9,079,884* common shares outstanding)                                                      $       14.86
======================================================================================================================

*    Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.


See notes to financial statements.

                                           Annual Report | October 31, 2009 | 17

DCS | Claymore Dividend & Income Fund
Statement of OPERATIONS | FOR THE YEAR ENDED OCTOBER 31, 2009
INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $300,233)                            $   7,941,551
   Interest (net of foreign withholding taxes of $37,785)                                  3,436,834
----------------------------------------------------------------------------------------------------------------------
    Total income                                                                                        $  11,378,385
----------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                            1,666,629
   Professional fees                                                                         585,681
   Trustees'fees and expenses                                                                238,066
   Auction agent fee - preferred shares                                                      217,225
   Printing expenses                                                                         133,841
   Fund accounting                                                                            76,882
   NYSE listing fee                                                                           54,464
   Administrative fee                                                                         53,117
   Custodian fee                                                                              51,035
   Transfer agent fee                                                                         33,473
   Insurance expense                                                                          30,473
   Rating agency fee                                                                          23,013
   Miscellaneous                                                                              45,082
   Interest expense                                                                          125,332
----------------------------------------------------------------------------------------------------------------------
       Total expenses                                                                                       3,334,313
----------------------------------------------------------------------------------------------------------------------
          Advisory fees waived                                                                               (110,574)
----------------------------------------------------------------------------------------------------------------------
       Net expenses                                                                                         3,223,739
----------------------------------------------------------------------------------------------------------------------
       NET INVESTMENT INCOME                                                                                8,154,646
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS
   Net realized gain (loss) on:
       Investments                                                                                       (396,888,440)
       Options                                                                                            (48,177,765)
       Foreign currency transactions                                                                            5,542
       Futures                                                                                              4,559,567
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                        341,794,256
       Options                                                                                             57,714,499
       Foreign currency transactions                                                                             (232)
       Futures                                                                                             (2,705,311)
----------------------------------------------------------------------------------------------------------------------
   NET LOSS ON INVESTMENTS, OPTIONS, FOREIGN CURRENCY TRANSACTIONS, AND FUTURES                           (43,697,884)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                    (35,543,238)
DISTRIBUTIONS TO PREFERRED SHARES FROM
   Net investment income                                                                                   (1,895,225)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                  $ (37,438,463)
======================================================================================================================

See notes to financial statements.

18 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund
Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |
                                                                                                          FOR THE           FOR THE
                                                                                                       YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 2009  OCTOBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS
   Net investment income                                                                            $   8,154,646    $   61,443,761
   Net realized loss on investments, futures, options and currency transactions                      (440,501,096)     (234,296,949)
   Net change in unrealized appreciation (depreciation) on investments,
       futures, options and currency transactions                                                     396,803,212      (605,798,588)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                               (1,895,225)      (18,702,569)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common shareholders resulting from operations             (37,438,463)     (797,354,345)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                         (5,901,925)      (42,936,009)
   Return of capital                                                                                           --       (16,083,242)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to common shareholders                                                          (5,901,925)      (59,019,251)
------------------------------------------------------------------------------------------------------------------------------------
       Total decrease in net assets applicable to common shareholders                                 (43,340,388)     (856,373,596)
NET ASSETS
   Beginning of period                                                                                178,223,275     1,034,596,871
------------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income (loss) of $1,458,767 and
       ($195,416), respectively)                                                                    $ 134,882,887    $  178,223,275
====================================================================================================================================

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 19

DCS | Claymore Dividend & Income Fund
Statement of CASH FLOWS | FOR THE YEAR ENDED OCTOBER 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations                                            $ ( 35,543,238)
------------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
   NET CASH USED IN OPERATING AND INVESTING ACTIVITIES:
   Net change in unrealized appreciation on investments                                              (341,794,256)
   Net change in unrealized appreciation on options                                                   (57,714,499)
   Net realized loss on investments                                                                   396,888,440
   Net realized loss on options                                                                        48,177,765
   Purchase of long-term investments                                                                 (331,021,445)
   Proceeds from sale of long-term investments                                                        422,788,591
   Cost of written options closed                                                                     (41,835,432)
   Exercise of written put options                                                                     (7,131,514)
   Amortization of premium and other                                                                      115,586
   Net sales of short-term investments                                                                197,824,636
   Decrease in dividends and interest receivable                                                        2,383,002
   Decrease in receivable for securities sold                                                             226,635
   Increase in other assets                                                                               (22,925)
   Decrease in receivable for variation margin                                                             15,478
   Decrease in advisory fee payable                                                                      (165,338)
   Decrease in dividends payable - preferred shares                                                      (410,562)
   Decrease in administrative fee payable                                                                  (3,528)
   Decrease in accrued expenses and other liabilities                                                     (51,722)
   Increase in interest expense payable                                                                    33,917
   Increase in due to custodian payable                                                                    37,559
------------------------------------------------------------------------------------------------------------------
       Net Cash Provided in Operating and Investing Activities                                        252,797,150
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Redemption of auction market preferred shares                                                     (275,000,000)
   Distributions to preferred shareholders                                                             (1,895,225)
   Dividends paid to common shareholders                                                               (5,901,925)
   Proceeds from borrowings                                                                            30,000,000
------------------------------------------------------------------------------------------------------------------
       Net Cash Provided by Financing Activities                                                     (252,797,150)
------------------------------------------------------------------------------------------------------------------
   Net decrease in cash                                                                                        --
CASH AT BEGINNING OF PERIOD                                                                                    --
------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                              $           --
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST         $       91,415
==================================================================================================================

See notes to financial statements.

20 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund

Financial HIGHLIGHTS |
                                                          FOR THE         FOR THE          FOR THE          FOR THE      FOR THE
                                                       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED   YEAR ENDED
PER SHARE OPERATING PERFORMANCE                       OCTOBER 31,      CTOBER 31,      OCTOBER 31,      OCTOBER 31,  OCTOBER 31,
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD*        2009            2008             2007             2006         2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   19.65      $   113.95       $   119.55      $    103.10   $    94.45
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                 0.90            6.75             7.70             7.09         6.00
   Net realized and unrealized gain (loss) on
      investments, futures and swap transactions            (4.83)         (92.50)           (4.30)           18.08        10.55
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
    From net investment income and return of capital
       (common share equivalent basis)                      (0.21)          (2.05)           (2.50)           (2.22)       (1.40)(e)
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                     (4.14)         (87.80)            0.90             4.59        15.15
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income              (0.65)          (4.73)(h)        (6.50)           (6.50)       (6.50)
   Return of capital                                           --           (1.77)(h)           --               --         0.00(d)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Shareholders           (0.65)          (6.50)           (6.50)           (6.50)       (6.50)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   14.86      $    19.65      $    113.95      $    119.55   $   103.10
====================================================================================================================================
MARKET VALUE, END OF PERIOD                             $   14.25      $    14.90      $     98.10      $    108.05   $    91.00
====================================================================================================================================
TOTAL INVESTMENT RETURN (b)
   Net asset value                                         (19.99)%        (81.30)%           0.67%           23.05%       16.24%
   Market value                                              3.50%         (83.31)%          (3.53)%          26.97%        8.97%

RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders,
   end of period (thousands)                            $ 134,883      $  178,223      $ 1,034,697      $ 1,085,306   $  936,010
Preferred Shares, at liquidation value ($25,000
   per share liquidation preference) (thousands)        $  30,000      $  125,000      $   425,000      $   425,000   $  425,000
Preferred Shares asset coverage per share               $ 137,402      $   60,645      $    85,859      $    88,842   $   80,059
Ratios to Average Net Assets applicable to
   Common Shares:
   Total expenses, including interest expense and
      net of fee waiver.                                     2.77%(f)        1.76%(f)         1.42%(f)         1.47%        1.50%
   Total expenses, including interest expense and
      before fee waiver.                                     2.86%           1.76%            1.42%            1.47%        1.50%
   Interest expense                                          0.11%           0.00%            0.00%            0.00%        0.00%
   Net investment income, after fee waiver, prior to
      effect of dividends to preferred shares                7.00%           9.15%            6.47%            6.41%        5.82%
   Net investment income, before fee waiver, prior to
      effect of dividends to preferred shares                6.91%           9.15%            6.47%            6.41%        5.82%
   Net investment income, after fee waiver, after
      effect of dividends to preferred shares                5.38%           6.36%            4.36%            4.40%        4.45%
   Net investment income, before fee waiver, after
      effect of dividends to preferred shares                5.28%           6.36%            4.36%            4.40%        4.45%
Ratios to Average Managed Assets: (c)
   Total expenses including interest expense and
      net of fee waiver.                                     1.64%(f)        1.08%(f)         1.02%(f)         1.03%        1.03%
   Total expenses, including interest expense and
      before fee waiver.                                     1.70%           1.08%            1.02%            1.03%        1.03%
   Interest expense                                          0.06%           0.00%            0.00%            0.00%        0.00%
   Net investment income, after fee waiver, prior to
      effect of dividends to preferred shares                4.16%           5.62%            4.64%            4.50%        4.00%
   Net investment income, before fee waiver, prior to
      effect of dividends to preferred shares                4.10%           5.62%            4.64%            4.50%        4.00%
Portfolio turnover                                            172%(i)          68%              57%              25%          17%
Senior Indebtedness
   Total Borrowings outstanding (in thousands)          $  30,000      $       --       $       --      $        --   $       --
   Asset coverage per $1,000 of indebtedness (g)        $   6,496      $       --       $       --      $        --   $       --

*    Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(d)  Amount is less than $.01.

(e)  Distributions partially from return of capital.

(f) Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.00% for the year ended October 31, 2009, and 0.02% for the years ended October 31, 2008, and October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

(g) Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.

(h) Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009, financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(i) The increase in the portfolio turnover compared to prior years is the result of the change in the Fund's Sub-Adviser.


See notes to financial statements.

                                           Annual Report | October 31, 2009 | 21

DCS | Claymore Dividend & Income Fund

Notes to FINANCIAL STATEMENTS | OCTOBER 31, 2009


Note 1 -- ORGANIZATION:

Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income
Fund) (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 -- ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC820") (formerly known as the Statement of Financial Accounting Standard ("FAS") No.
157) effective November 1, 2008. In accordance with ASC820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The


22 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2009:

DESCRIPTION                       LEVEL 1     LEVEL 2       LEVEL 3       TOTAL
--------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
 Consumer Discretionary          $ 11,592     $    --         $  --   $  11,592
 Consumer Staples                  27,855          --            --      27,855
 Energy                            35,273          --            --      35,273
 Financials                         1,335          --            --       1,335
 Health Care                       31,130          --            --      31,130
 Industrials                       18,334          --            --      18,334
 Information Technology            11,910          --            --      11,910
 Materials                         13,445          --            --      13,445
 Telecommunication Services         2,561          --            --       2,561
 Utilities                          1,660          --            --       1,660
Preferred Stocks:                                  --            --
 Financials                         1,559          --            --       1,559
 Telecommunication Services           277          --            --         277
 Utilities                            175          --            --         175
Convertible Preferred Stocks:                      --            --
 Financials                         1,517          --            --       1,517
Corporate Bonds                        --      31,230           --       31,230
Limited Partnership                    --          --           184         184
Income Trusts                         365          --            --         365
Money Market Fund                   4,245          --            --       4,245
--------------------------------------------------------------------------------
Total                            $163,233     $31,230          $184    $194,647
================================================================================

LEVEL 3 HOLDINGS                           SECURITIES   DERIVATIVES       TOTAL
--------------------------------------------------------------------------------
(value in $000s)
Beginning Balance at 10/31/08                  $2,900          $ --    $  2,900
Total Realized Gain/Loss                       (5,633)           --      (5,633)
Change in Unrealized Gain/Loss                  4,784            --       4,784
Net Purchases and Sales                        (1,867)           --      (1,867)
Net Transfers In/Out                               --            --          --
--------------------------------------------------------------------------------
Ending Balance at 10/31/09                    $   184          $ --    $    184
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of October 31, 2009, there were no swaps outstanding.


                                           Annual Report | October 31, 2009 | 23

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

(d) FUTURES

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. The Fund is subject to equity price risk when utilizing futures contracts. The Fund bears the risk of security prices moving unexpectedly in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2009, there were no futures contracts outstanding.

(e) OPTIONS

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market as a means of achieving additional return or of hedging the value of the Fund's portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. The Fund is subject to equity price risk when utilizing option contracts. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of October 31, 2009, there were no outstanding option contracts.

(f) DISTRIBUTIONS

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Permanent differences relating to the difference between book and tax characterization of distributions have been reclassed on the Statement of Assets and Liabilities.

(g) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions.

(h) SUBSEQUENT EVENTS

Effective October 31, 2009, the Fund adopted ASC855, Subsequent Events ("ASC855") (formerly known as Statement of Financial Accounting Standards No. 165 ("SFAS No. 165")). ASC855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through December 23, 2009, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser furnished offices, necessary facilities and equipment, provided administrative services, oversaw the activities of Dreman Value Management, LLC ("DVM") (through June 17, 2009) and Manning & Napier (subsequent to June 17, 2009), provided personnel including certain officers required for the Fund's administrative management and


24 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


compensated all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund paid the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund's average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser previously entered into a Sub-Advisory Agreement with DVM. Pursuant to the terms of this agreement, DVM, under the supervision of the Fund's Board of Trustees and the Adviser, provided a continuous investment program for the Fund's portfolio; provided investment research and made and executed recommendations for the purchase and sale of securities; and provided certain facilities and personnel, including officers required for the Fund's administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser paid DVM an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering. Effective January 27, 2009, the Advisor agreed to waive 0.08% of its investment advisory fees. The 0.08% waiver was assumed by DVM.

On June 17, 2009, the Fund's Board of Trustees approved the termination of DVM's investment sub-advisory agreement with the Fund. The sub-advisory agreement with DVM was no longer in effect as of close of business on August 17, 2009. On June 17, 2009, the Board of Trustees of the Fund approved the appointment of a new investment sub-adviser to the Fund, Manning & Napier Advisors, Inc. ("Manning & Napier"). Pursuant to this change, Manning & Napier entered into an interim investment sub-advisory agreement with Claymore Advisors, LLC, the Fund's investment adviser, and the Fund (the "Initial Interim Sub-Advisory Agreement"). Under the Initial Interim Sub-Advisory Agreement, the Adviser agreed to pay Manning & Napier 0.42% of the Fund's managed assets as compensation for its services. The Adviser is waiving 0.09% of the investment advisory fee and this waiver has been assumed by Manning & Napier.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., which is the surviving entity (the "Transaction"). This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Fund's advisory agreement and Initial Interim Sub-Advisory Agreement. Accordingly, on September 23, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and a subsequent interim sub-advisory agreement among the Fund, the Adviser, and Manning & Napier (the "Subsequent Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Advisory Agreement took effect as of the Effective Date and would terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The Subsequent Interim Sub-Advisory Agreement took effect as of the Effective Date and would terminate upon the earlier of:
(a) 150 calendar days after approval by the Board of the Initial Interim Sub-Advisory Agreement on June 17, 2009, or (b) the approval of the new investment sub-advisory agreement by shareholders of the Fund. In addition, the advisory and sub-advisory fees earned by the Adviser and Sub-Adviser pursuant to the Interim Agreements would be held in an interest-bearing escrow account with the Fund's custodian during the terms of the Interim Agreements. Other than the effective dates and the provisions set forth above regarding the advisory and sub-advisory fees' placement into escrow accounts, the terms and conditions of the Interim Agreements are substantively identical to those of the original advisory agreement and the Initial Interim Sub-Advisory
Agreement.

On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and Manning & Napier (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements"). Further, on September 23, 2009, the Board of Trustees recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements would take effect with respect to the Fund upon their approval by the shareholders of the Fund and would have an initial term of one year. Thereafter, the New Agreements would continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the previous Advisory Agreement and between the terms of the New Sub-Advisory Agreement and those of the Initial Interim Sub-Advisory Agreement.

On November 4, 2009, Shareholders of the Fund approved the New Advisory Agreement between the Fund and Claymore Advisors LLC, and the New Sub-Advisory Agreement among the Fund, Claymore Advisors LLC, and Manning & Napier Advisors, Inc.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%
--------------------------------------------------------------------------------

For the year ended October 31, 2009 the Fund recognized expenses of approximately $53,117 for these services.


                                           Annual Report | October 31, 2009 | 25

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, transfer agent and auction agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Note 4 -- FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to the distributions received from real estate investment trusts, royalty trusts, partnerships, and trust preferred securities totaling $1,451,191 was reclassified from accumulated net investment income to accumulated net realized loss. A permanent book and tax difference relating to gains on foreign currency transactions in the amount of $5,542 was reclassified from accumulated net realized loss to accumulated net investment loss. Subsequent to the October 31, 2008, reporting period, it was determined that a reclassification of $160,046 was required between ordinary income and return of capital, resulting in a recharacterization between distributions paid from ordinary income and distributions paid from return of capital. This reclassification related to real estate investment trusts, royalty trusts and partnerships held by the Fund and was the result of information becoming available on the investments after the prior year-end.

Information on the components of net assets on a tax basis as of October 31, 2009 is as follows:

                                                                          NET TAX    UNDISTRIBUTED   UNDISTRIBUTED
                                                       NET TAX         UNREALIZED         ORDINARY       LONG-TERM
         COST OF     GROSS TAX     GROSS TAX        UNREALIZED    DEPRECIATION ON          INCOME/          GAINS/
     INVESTMENTS    UNREALIZED    UNREALIZED   DEPRECIATION ON    DERIVATIVES AND     (ACCUMULATED)   (ACCUMULATED)
FOR TAX PURPOSES  APPRECIATION  DEPRECIATION       INVESTMENTS   FOREIGN CURRENCY    ORDINARY LOSS)   CAPITAL LOSS)
-------------------------------------------------------------------------------------------------------------------
    $232,737,059   $20,199,618  ($58,289,989)     ($38,090,371)               ($2)      $1,216,117   ($672,041,225)
-------------------------------------------------------------------------------------------------------------------

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from real estate investment trusts, royalty trusts, partnerships and investments in preferred securities.

For the years ended October 31, 2009 and 2008, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

At October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $672,041,225 available to offset possible future capital gains. Of the capital loss carryforward $228,735,354 is set to expire on October 31, 2016, and $443,305,871 is set to expire on October 31, 2017.

DISTRIBUTIONS PAID FROM:                                   2009            2008
--------------------------------------------------------------------------------
Capital gain - common shares                         $       --     $   377,304*
Capital gain - preferred shares                              --         164,966*
Ordinary income - common shares                       5,901,925      42,558,705
Ordinary income -- preferred shares                   1,895,225      18,537,603
Return of capital- common shares                             --      16,083,242
--------------------------------------------------------------------------------
                                                     $7,797,150     $77,721,820
================================================================================
* The Fund hereby designates these distributions as long term capital gains according to IRC Section 852(b)(3)(C).

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of investments, excluding options and short-term securities, were $331,021,445 and $422,788,591, respectively.


26 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Transactions in option contracts during the year ended October 31, 2009 were as follows:
                                                      NUMBER OF        PREMIUMS
                                                      CONTRACTS        RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year                   40,208     $15,628,765
Options written during the period                            --              --
Options expired during the period                            --              --
Options closed during the period                        (23,200)     (8,497,251)
Options assigned during the period                      (17,008)     (7,131,514)
--------------------------------------------------------------------------------
Options outstanding, end of period                           --     $        --
--------------------------------------------------------------------------------

Note 6 -- CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,079,884 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the New York Stock Exchange on June 5, 2009) issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended October 31, 2009 and 2008.

PREFERRED SHARES
On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares ("AMPS"), respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. The Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares. Dividends are accumulated daily at an annual rate set through auction procedures. As of October 31, 2009, there were 400 shares outstanding of each series M7, W7 and F7.

The broad auction-rate preferred securities market, including the Fund's AMPS, has continued to experience considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS.A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. This maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater. On November 26, 2008, Fitch Ratings, one of the two rating agencies that provide credit ratings to the Fund's AMPS, downgraded the rating assigned to the AMPS issued by the Fund to 'AA' from 'AAA'. Due to the downgrade, the maximum rates were based on a spread of 150 basis points over the applicable LIBOR rates.

Dividends are accumulated daily at an annual rate set through auction procedures.

For the year ended October 31, 2009, the annualized dividend rates ranged from:

                                    HIGH           LOW       AT OCTOBER 31, 2009
--------------------------------------------------------------------------------
Series M7                           3.29%         1.73%                    1.73%
Series T28                          5.39%         1.79%                      N/A
Series W7                           3.27%         1.72%                    1.72%
Series TH28                         4.51%         1.78%                      N/A
Series F7                           2.57%         1.72%                    1.72%

N/A -- Not applicable as this series was fully redeemed during the period.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value.

AMPS, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the AMPS.

Note 7 -- BORROWINGS:

On August 5, 2009, the Fund entered into a $30,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95% . An unused commitment fee of 0.85% is charged on the difference between the $30,000,000 credit agreement and the amount borrowed. An origination fee of $37,500 was paid by the Fund and is reflected in Interest Expense on the Statement of Operations. As of October 31, 2009, there was $30,000,000 outstanding in connection


                                           Annual Report | October 31, 2009 | 27

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


with the Fund's credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2009 was $27,197,674 with a related average interest rate of 1.37% . The maximum amount outstanding during the period was $30,000,000.

Note 8 -- INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -- ACCOUNTING PRONOUNCEMENTS:

The Fund adopted ASC 815, Derivatives and Hedging ("ASC815") (formerly known as FAS No. 161), effective October 31, 2009. ASC815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2009:

AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES (value in 000s)
--------------------------------------------------------------------------------
                                           Foreign Currency
                                  Options      Transactions   Futures     Total
--------------------------------------------------------------------------------
Equity risk                      ($48,178)             $ --    $4,560  ($43,618)
Foreign exchange risk                  --                 5        --         5
--------------------------------------------------------------------------------
Total                            ($48,178)             $  5    $4,560  ($43,613)
--------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION ON DERIVATIVES (value in 000s)
--------------------------------------------------------------------------------
                                           Foreign Currency
                                  Options      Transactions   Futures     Total
--------------------------------------------------------------------------------
Equity risk                       $57,714               $--   ($2,705)  $55,009
Foreign exchange risk                 --                 --        --        --
--------------------------------------------------------------------------------
Total                             $57,714               $--   ($2,705)  $55,009
--------------------------------------------------------------------------------

Transactions in futures contracts during the year ended October 31, 2009 were as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS
--------------------------------------------------------------------------------
Futures outstanding, beginning of year                                       38
--------------------------------------------------------------------------------
Futures opened                                                               --
Futures closed                                                              (38)
--------------------------------------------------------------------------------
Futures outstanding, end of period                                           --
================================================================================

The transactions in options contracts for the year ended October 31, 2009, is disclosed in Note 5.

Note 10 -- SUBSEQUENT EVENT:

On November 2, 2009, the Board of Trustees declared a quarterly dividend of $0.100 per common share. This dividend was payable on November 30, 2009, to shareholders of record on November 13, 2009.

On November 3, 2009, the Fund fell out of compliance with NYSE corporate governance listing standards as a result of not completing its shareholder meeting within the fiscal year ended October 31, 2009. The Fund cured such non-compliance as of November 4, 2009, the date the Fund completed its shareholder meeting.

On November 4, 2009, shareholders of the Fund approved the new investment advisory agreement between the Fund and Claymore Advisors LLC, and the new investment sub-advisory agreement among the Fund, Claymore Advisors LLC, and Manning & Napier Advisors, Inc.

On December 1, 2009, the Fund, as a part of its continuing efforts to increase shareholder value, offered to purchase up to approximately 45% of the Fund's outstanding common shares in exchange for a pro-rata portion of the Fund's portfolio securities, subject to certain adjustments, at 99.5% of the net asset value ("NAV") per common share. The in-kind tender commenced on December 1, 2009. The offer will expire at 11:59 p.m., Eastern Time, on January 4, 2010 (the "Expiration Date"), unless the offer is extended. The Tender Pricing Date is expected to be January 5, 2010. The offer is being made upon the terms and subject to the conditions set forth in the Offer to Repurchase, which will be mailed on or about December 1, 2009, to record holders of common shares as of November 24, 2009.

On December 16, 2009, the Board of Trustees declared a supplemental dividend of $0.161 per share. This dividend was payable on December 29, 2009, to shareholders of record on December 23, 2009.


28 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF CLAYMORE DIVIDEND & INCOME FUND


We have audited the accompanying statement of assets and liabilities of Claymore Dividend & Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Claymore Dividend & Income Fund at October 31, 2009, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 23, 2009


                                           Annual Report | October 31, 2009 | 29

DCS | Claymore Dividend & Income Fund


Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

The Fund recognized qualified dividend income of $6,749,652 during the fiscal year ended October 31, 2009. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $3,752,556 of investment income qualifies for the dividends-received deduction.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

RESULT OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on October 23, 2009, and reconvened on November 4, 2009. Common and preferred shareholders voted on the election of Trustees and the proposal for a new Investment Advisory Agreement and Investment Sub Advisory agreement. With regard to the election of the following Trustees by common and preferred shareholders of the Fund and the proposal for the new Investment Advisory Agreement and Investment Sub Advisory
Agreement:

                                                      # OF SHARES   # OF SHARES
                                                         IN FAVOR      WITHHELD
--------------------------------------------------------------------------------
Roman Friedrich III                                     4,244,128       514,152
--------------------------------------------------------------------------------
Ronald A. Nyberg                                        4,244,095       514,185
--------------------------------------------------------------------------------
New Investment Advisory Agreement                       4,282,113       202,764
--------------------------------------------------------------------------------
New Investment Sub Advisory Agreement                   4,273,510       207,142
--------------------------------------------------------------------------------

The other Trustees of the Fund whose terms did not expire in 2009 are Richard
L. Crandall, David C. Hooten and Ronald E. Toupin, Jr.

TRUSTEES
The Trustees of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR      TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING              NUMBER OF PORTFOLIOS     OTHER
OF BIRTH AND POSITION(S)  AND LENGTH OF     THE PAST FIVE YEARS AND                   IN THE FUND COMPLEX***   DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED       OTHER AFFILIATIONS                        OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Crandall       Since 2004        Managing Partner of Aspen Partners,                     1          Chairman, Novell,
Year of birth: 1944                         LLC since 2003, Founding Co-Partner                                Inc., and Pelstar,
Trustee                                     of Arbor Venture Partners, LLC                                     LLC Director,
                                            since 2000, and Chairman of                                        Diebold, Inc.,
                                            Enterprise Software Roundtable                                     iTRACS Corp.
                                            since 1994. Formerly, Director and
                                            Special Advisor of GIGA Information
                                            Group (1995-2003) and Chairman of
                                            GIGA Information Group (2002-2003),
                                            Founder and ex-Chairman and CEO of
                                            Comshare, Inc. (1966-1994).
------------------------------------------------------------------------------------------------------------------------------------
Roman Friedrich III       Since 2004        Founder of Roman Friedrich &                            1          Director, StrataGold
Year of birth: 1946                         Company, which specializes in the                                  Corp.; Gateway Gold
Trustee                                     provision of financial advisory                                    Corp. and GFM
                                            services to corporations in the                                    Resources Ltd.
                                            resource sector. Previously,
                                            Managing Director at TD Securities.
                                            Managing Director Lancaster
                                            Financial Ltd.; Wood Gundy; Burns
                                            Fry Ltd.; President, Chase
                                            Manhattan Bank (Canada) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2004        Partner of Nyberg & Cassioppi, LLC,                     47         None
Year of birth: 1953                         a law firm specializing in
Trustee                                     corporate law, estate planning and
                                            business transactions from
                                            2000-present. Formerly, Executive
                                            Vice President, General Counsel and
                                            Corporate Secretary of Van Kampen
                                            Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2004        Retired. Formerly, Vice President,                      44         None
Year of birth: 1958                         Manager and Portfolio Manager of
Trustee                                     Nuveen Asset Management
                                            (1998-1999), Vice President of
                                            Nuveen Investment Advisory Corp.
                                            (1992-1999), Vice President and
                                            Manager of Nuveen Unit Investment
                                            Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio
                                            Manager of Nuveen Unit Investment
                                            Trusts (1988-1999), each of John
                                            Nuveen & Company, Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
David C. Hooten+          Since 2008        Chairman of the Board of Directors                      1          None
Year of birth: 1962                         and Chief Executive Officer
Trustee                                     (2001-present) of Claymore Group
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

          -Mr. Toupin, as a Class II Trustee, is expected to stand for re-election at the Fund's 2010 annual meeting of the shareholders.

          -Messrs. Crandall and Hooten, as Class III Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

          -Messrs. Friedrich and Nyberg, as Class I Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of the shareholders.

*** The Claymore Fund Complex consists of U. S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Hooten is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser and certain of its affiliates.


30 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS

The officers of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                     Effective               Senior Managing Director and Chief Investment
Year of birth: 1955                   June 5, 2008            Officer of Claymore Advisors, LLC and Claymore
Chief Executive Officer                                       Securities Inc. (2008-Present). Formerly, Managing
                                                              Director of Research, Nuveen Asset Management
                                                              (2000-2007).
------------------------------------------------------------------------------------------------------------------
Kevin Robinson                        Effective               Senior Managing Director and General Counsel of
Year of birth: 1959                   June 5, 2008            Claymore Advisors, LLC and Claymore Group, Inc.
Chief Legal Officer, Secretary                                (2007-present). Formerly, Associate General
                                                              Counsel and Assistant Corporate Secretary of NYSE
                                                              Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------
Steven M. Hill                        Since 2004              Senior Managing Director of Claymore Advisors, LLC
Year of birth: 1964                                           and Claymore Securities, Inc. (2005-present).
Chief Accounting Officer,                                     Formerly, Chief Financial Officer of Claymore
Chief Financial Officer and Treasurer                         Group Inc. (2005-2006); Managing Director of
                                                              Claymore Advisors, LLC and Claymore Securities,
                                                              Inc. (2003-2005). Treasurer of Henderson Global
                                                              Funds and Operations Manager for Henderson Global
                                                              Investors (NA) Inc., (2002-2003). Managing
                                                              Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------
Bruce Saxon                           Since 2006              Vice President, Fund Compliance Officer of
Year of birth: 1957                                           Claymore Advisors, LLC (2006 to present). Chief
Chief Compliance Officer                                      Compliance Officer/Assistant Secretary of Harris
                                                              Investment Management, Inc. (2003-2006).
                                                              Director-Compliance of Harrisdirect LLC
                                                              (1999-2003).
------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                     Since 2008              Vice President; Assistant General Counsel of
Year of birth: 1978                                           Claymore Group Inc. (2007-present). Secretary of
Assistant Secretary                                           certain funds in the Fund Complex. Previously, Law
                                                              Clerk, Idaho State Courts (2003-2006).
------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                           Annual Report | October 31, 2009 | 31

DCS | Claymore Dividend & Income Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.


32 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund

Board Approval of Manning & Napier SUB-ADVISORY AGREEMENT


On June 17, 2009, the Board, including those trustees who are not interested persons as defined by the 1940 Act (the "Independent Trustees"), considered the approval of a new Sub-Advisory Agreement (the "Manning & Napier Sub-Advisory Agreement"). As part of its review process, the Nominating & Governance Committee of the Board (sometimes referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, Manning & Napier and independent legal counsel in connection with the Board meeting held on June 17, 2009, and in connection with Board meetings held on April 1, 2009, and May 7, 2009.

During these meetings, the Board had considered various strategic alternatives available to the Fund as a result of the Fund's significant underperformance relative to broad market benchmarks and the decline in the value of the Fund's assets. Among the alternatives considered by the Board were the liquidation of the Fund, merging the Fund with another fund, retaining Dreman Value Management, LLC ("DVM") as the Fund's sub-adviser and replacing DVM with another sub-adviser. The Board noted that, after evaluating available alternatives, the Adviser had recommended replacing DVM with another sub-adviser as the best strategic alternative available to the Fund. The Board also considered that the Fund has a significant capital loss carry-forward for federal income tax purposes and that such carry-forward is available to offset future capital gains through October 31, 2016. The Board considered that the Adviser had identified several concerns that had led to its recommendation to replace DVM as sub-adviser to the Fund, including the Fund's significant underperformance, increasing evidence that shareholders of the Fund had lost confidence in DVM and certain matters identified by DVM to the Board related to DVM's internal advisory compliance procedures and practices.

Based upon its review, the Committee concluded that it was in the best interests of the Fund to approve the termination of the DVM Sub-Advisory Agreement and to approve the Manning & Napier Sub-Advisory Agreement and to recommend these actions to the Board, which the Board subsequently approved. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

On September 23, 2009, in connection with its consideration of the Transaction and its approval of the Interim Advisory Agreement and New Advisory Agreement, the Board, including the Independent Trustees, considered the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board noted that while the closing of the Transaction may result in the automatic termination of the Initial Interim Sub-Advisory Agreement pursuant to its terms, Manning & Napier was not involved in the Transaction and the operations of Manning & Napier and services to be provided to the Fund by Manning & Napier would be unaffected by the Transaction. The Board noted that there were no material differences between the terms of the Initial Interim Sub-Advisory Agreement, the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, except with respect to those provisions required by Rule 15a-4. The Board noted that the factors previously considered with respect to approval of the Initial Interim Sub-Advisory Agreement continued to support the approval of the Subsequent Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board approved the New Sub-Advisory Agreement for a one-year term. However, the Board also determined to consider the continuation of the New Sub-Advisory Agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreements.

The Board considered the following factors, and made certain findings and conclusions with regard thereto, for the Fund in approving the Manning & Napier Sub-Advisory Agreement.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services anticipated to be provided under the Manning & Napier Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of Manning & Napier, investment approach of Manning & Napier, the experience and skills of Manning & Napier's investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the quantitative screening process undertaken by the Adviser in identifying and recommending Manning & Napier as a replacement sub-adviser for the Fund and the Adviser's review of Manning & Napier's compliance program.

Investment Performance. The Board reviewed the historical performance of Manning & Napier as compared to other domestic equity managers categorized by Zephyr as "Large Value" managers. The Board noted that, after analyzing the performance of the universe of "Large Value" managers using a variety of quantitative metrics, including total returns over a variety of short-term and long-term timeframes, upside and downside market capture and annualized standard deviation over a five-year timeframe, the Adviser determined that Manning & Napier represented the best potential replacement for DVM as sub-adviser to the Fund. The Board concluded, based on this information, that investment performance with Manning & Napier as sub-adviser was expected to be satisfactory.

Fees and Expenses. The Board considered that the subadvisory fee proposed to be paid to Manning & Napier was intended to equal the subadvisory fee paid to DVM, with Manning & Napier agreeing to continue fee waivers previously agreed to by DVM, although the method by which the fee is calculated differs. The Board considered that the subadvisory fee rate was negotiated at arm's length between the Adviser and Manning & Napier and that the Adviser would compensate Manning & Napier from its fees. As a result, the Board considered that the total advisory fee to be paid by the Fund would not change. The Board also considered that Manning & Napier had agreed to waive its subadvisory fees for the initial two months following the effectiveness of the Manning & Napier Sub-Advisory Agreement and to set off costs associated with the change of the Fund's subadviser in an amount not to exceed $50,000 against amounts owed by the Adviser to Manning & Napier under the Manning & Napier Sub-Advisory Agreement, provided that the Fund's shareholders approve the Manning & Napier Sub-Advisory Agreement. On the basis of the information provided, the Board concluded that the proposed subadvisory fee schedule for the Fund was reasonable.

Profitability. The Board concluded that Manning & Napier's anticipated profitability would not be unreasonable. In reaching this conclusion, the Board determined that they need not review the estimated level of profits to Manning & Napier. They based this decision on the facts that the proposed subadvisory fees were determined to be reasonable and that the Adviser proposed to compensate Manning & Napier from its own fees, having negotiated the Manning & Napier Sub-Advisory Agreement with Manning & Napier at arm's-length.

Economies of Scale. The Board considered whether there are economies of scale with respect to the subadvisory services proposed to be provided to the Fund under the Manning & Napier Sub-Advisory Agreement. The Board considered the Adviser's statement that it believes the appointment of Manning & Napier has the potential to improve the Fund's performance, thereby increasing the Fund's assets and spreading its fixed costs over a larger asset base. The Board concluded that the fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels.

Other Benefits to Manning & Napier. The Board considered other benefits expected to be derived by Manning & Napier from its proposed relationship with the Fund, including Manning & Napier's use of soft dollars.

Overall Conclusions. After considering various strategic options available to the Fund, the Board determined that entering into the Manning & Napier Sub-Advisory Agreement was in the best interests of the Fund. Based upon all of the information considered and the conclusions reached, the Board determined that the proposed terms of the Manning & Napier Sub-Advisory Agreement were fair and reasonable.


                                           Annual Report | October 31, 2009 | 33

DCS | Claymore Dividend & Income Fund

Interim Advisory Agreement and NEW ADVISORY AGREEMENT

       The Board, including the Independent Trustees, approved each of the Interim Advisory Agreement and the New Advisory Agreement. The Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. In early 2009, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Board requested and received periodic reports from the Adviser as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

       Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), on July 28, 2009, a telephonic meeting was held and attended by board chairs and other representatives of the boards of trustees of the registered investment companies for which the Adviser acts as investment adviser, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Mr. Friedrich, the chairman of the Board of the Fund, attended such meeting on behalf of the Board. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of such Claymore-advised investment companies, including the Fund, requested additional information regarding the Transaction, Guggenheim, subsidiaries created for the purposes of completing the Transaction (the "Acquisition Subsidiaries") and the impact of the Transaction on the shareholders of such investment companies.

       During August and September 2009, the Fund's Nominating and Governance Committee (the "Committee") received reports from the Adviser on the progress of the Transaction, including the Debt Financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the Closing of the Transaction.

       The Board met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement on September 11, 2009, and September 23, 2009. The Committee also met and discussed these matters on September 15, 2009. At the meeting held on September 23, 2009, representatives from the Adviser and Guggenheim discussed the Transaction with the Committee and answered questions from the Committee. The Committee also met in executive session to discuss the Transaction and the information provided at the meetings. The Committee requested additional supplemental information regarding the Transaction and Guggenheim, which was provided by the Adviser and Guggenheim.

       The Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement on September 23, 2009. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and the New Advisory Agreement and, accordingly, recommend to the Board the approval of the Interim Advisory Agreement and the New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and the New Advisory Agreement. The Board approved the New Advisory Agreement for a one-year term. However, the Board also determined to consider the continuation of the New Advisory Agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and the New Advisory Agreement for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

       In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors:

o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

o Board approval of each Fund's New and Interim Advisory Agreement were conditions to the closing of the Transaction;

o Claymore's statement that the manner in which the Fund's assets were managed will not change as a result of the Transaction;

o the aggregate management fee rate payable by the Fund would not change under the Interim Advisory Agreement or New Advisory Agreement;

o there were no material differences between the terms of the Interim Advisory Agreement and the New Advisory Agreement and the terms of the Previous Advisory Agreement;

o the qualifications of the Adviser's personnel who would provide advisory and administrative services to the Fund were not expected to change, and the key personnel who currently provide advisory and administrative services the Fund were expected to continue to do so after the Transaction;

o the assurance from the Adviser and Guggenheim that following the Transaction there would not be any diminution in the nature, quality and extent of services provided to the Fund;

o    the Adviser's current financial condition;

o    the impact of the Transaction on the Adviser's day-to-day operations;

o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

o that Fund shareholders would not bear any costs in connection with the Transaction; and

o that the Adviser and the Acquisition Subsidiaries agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any"unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Fund.


34 | Annual Report | October 31, 2009

DCS | Claymore Dividend & Income Fund | INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT continued


       Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key investment and management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the Adviser and Guggenheim intend for the Adviser to continue to attract talented and experienced personnel and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

       Advisory Fees. The Board also considered the fact that the advisory fees payable to the Adviser would be the same under the Interim Advisory Agreement and the New Advisory Agreement as they are under the Current Advisory Agreement which had within the last year been determined to be reasonable. The Board concluded that these factors supported approved of the Interim Advisory Agreement and the New Advisory Agreement.

       Performance. With respect to the performance of the Fund, the Board considered that the Adviser had delegated responsibility for the management of the Fund's portfolio to Manning & Napier and that Manning & Napier would continue to manage the portfolio following the closing of the Transaction, pending shareholder approval of the New Sub-Advisory Agreement. The Board also noted that it had recently concluded that the Fund's performance with Manning & Napier as sub-adviser was expected to be satisfactory. The Board concluded that these factors supported approval of the Interim Advisory Agreement and the New Advisory Agreement.

       Profitability. Because the Adviser's fees under the Interim Advisory Agreement and the New Advisory Agreement were the same as those assessed under the Previous Advisory Agreement, and in light of the capital infusion provided by Guggenheim to support the Adviser's operations, the Board concluded that the profits to be realized by the Adviser under the Interim Advisory Agreement and the New Advisory Agreement and from other relationships between the Fund and the Adviser, if any, were not expected to be unreasonable. The Board further noted that, although it is not possible to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, this matter would be given further consideration on an annual basis going forward.

       Economies of Scale. The Board noted its prior determination that any economies of scale were appropriately reflected in the advisory fees and considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that no economies of scale were anticipated from the Transaction. The Board concluded that any economies of scale that can currently be identified are appropriately reflected in the current advisory fees.

       Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.


                                           Annual Report | October 31, 2009 | 35

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

DCS | Claymore Dividend & Income Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Richard L. Crandall

Roman Friedrich III, Chairman

David C. Hooten*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.




OFFICERS
J.Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Assistant Secretary

Melissa J. Nguyen
Assistant Secretary

INVESTMENT SUB-ADVISER
Manning & Napier Advisors, Inc.
Fairport, New York

INVESTMENT ADVISER AND
ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK --
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois


PRIVACY PRINCIPLES OF CLAYMORE DIVIDEND & INCOME FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE DIVIDEND & INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

     The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286
     (866) 488-3559

This report is sent to shareholders of Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting Claymore's website at www.claymore.com/dcs or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com/dcs. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In November 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

Annual Report | October 31, 2009 | 39

DCS | Claymore Dividend & Income Fund

About the FUND MANAGER |


MANNING & NAPIER ADVISORS, INC.

Manning & Napier Advisors, Inc. serves as the Fund's Investment Sub-Adviser. Manning & Napier has been a registered investment adviser since 1970. For nearly 40 years, Manning & Napier has focused on managing clients' investments through a variety of market conditions, including five bear markets. The firm managed over $20 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans, Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of September 30, 2009. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

INVESTMENT PHILOSOPHY AND PROCESS

The Claymore Dividend & Income Fund invests primarily in a systematic equity approach designed to offer a diversified equity portfolio of high-yielding securities, with portfolio expectations of providing competitive returns in positive market environments, but also provides protection during both market downturns and periods of falling interest rates. Stocks are selected from a broad universe based on high free cash flow yields and high dividend yields, and are also screened in an effort to exclude acute bankruptcy risk.

Manning & Napier believes that a focus on companies with high free cash flow yields and high dividend yields allows for investment in financially sound companies at attractive valuations. Because they believe both free cash flow and dividend yields are intrinsic signs of fundamental value that should be recognized over time by the market, the portfolio is uniquely positioned to take advantage of these long-term fundamental trends.

MANNING & NAPIER ADVISORS, INC.

290 Woodcliff Drive
Fairport, NY 14450


NOT FDIC-INSURED | NOT BANK- GUARANTEED | MAY LOSE VALUE


                                                         DCS
                                                        LISTED
                                                         NYSE


                                                                     DCS-AR-1009

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)      (1) The registrant's Code of Ethics is attached hereto as an exhibit.
         (2) Not applicable.
         (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee, as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,300 and $39,000 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

b). Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), were $6,300 and $16,300 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively. These fees were for services performed under agreed upon procedures associated with the registrant's Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

c). Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $6,000 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

d). All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) (1) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

            IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


            IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


         (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $12,300 and $22,300 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

 (h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the registrant is comprised of: Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Manning & Napier Advisors, Inc. (the "Sub-Adviser"). The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Manning & Napier Advisors, Inc. tasks its Senior Research Group to establish the broad investment policies and guidelines used in the management of its investment portfolios. For the Claymore Dividend & Income Fund, two designated Research Teams are responsible for implementing the investment policies and guidelines as well as monitoring the registrant's investment portfolio. The Equity Research Team runs quantitative screens to identify stocks for inclusion in the portfolio in line with the Senior Research Group's policies and guidelines. The resulting portfolio of stocks meeting the quantitative criteria is reviewed and approved by the members of the Equity Research Team. No specific member of the Team is required to approve equity purchases and sales. The Fixed Research Team, led by Jack Bauer, constructs and monitors the fixed income securities in the registrant's investment portfolio. The Fixed Research Team develops an interest rate overview and a credit approved list that is reviewed by the Senior Research Group. The following provides information regarding the Senior Research Group and designated Research Team members as of October 31, 2009:

----------------------------- ---------------- -----------------------------------------------------------

            NAME                  SINCE                         PROFESSIONAL EXPERIENCE
----------------------------- ---------------- -----------------------------------------------------------
Christian A. Andreach, CFA(R)   1999           Senior Analyst/Managing Director of Consumer Group.
                                               Joined the Sub-Advisor in 1999. Current position held
                                               since 1999. Member of Senior Research Group since 2002.
----------------------------- ---------------- -----------------------------------------------------------
Jack W. Bauer                   1990           Analyst/Managing Director of Fixed Income Group.  Joined
                                               the Sub-Advisor in 1990.  Member of Senior Research Group.
----------------------------- ---------------- -----------------------------------------------------------
Jeffrey S. Coons, Ph.D.,        1993           Co-Director of Research/Managing Director of Quantitative
CFA(R)                                         Strategies Group.  Joined the Sub-Advisor in 1993.
                                               Current position held since 2002. Co-Director of Research
                                               since 2002. Member of Senior Research Group since 1993.
                                               Executive Group Member* since 1999.  Member of Dividend
                                               Focus Series Research Team since 2008.
----------------------------- ---------------- -----------------------------------------------------------
Jeffrey W. Donlon, CFA(R)       1998           Senior Analyst/Managing Director of Technology Group.
                                               Joined the Sub-Advisor in 1998. Current position held
                                               since 1998. Member of Senior Research Group since 2004.
----------------------------- ---------------- -----------------------------------------------------------


----------------------------- ---------------- -----------------------------------------------------------
Brian P. Gambill, CFA(R)        1997           Senior Analyst/Managing Director of Capital Goods &
                                               Materials Group.  Joined the Sub-Advisor in 1997. Current
                                               position held since 1997. Member of Senior Research Group
                                               since 2002.
----------------------------- ---------------- -----------------------------------------------------------
R. Keith Harwood                1997           Senior Analyst in Fixed Income Group.  Joined the
                                               Sub-Advisor in 1997.
----------------------------- ---------------- -----------------------------------------------------------
Jeffrey A. Herrmann, CFA(R)     1986           Co-Director of Research /Managing Director of Themes and
                                               Overviews Group.  Joined the Sub-Advisor in 1986. Current
                                               position held since 1988. Co-Director of Research since
                                               1992. Member of Senior Research Group since 1992.
                                               Executive Group Member* since 2002.
----------------------------- ---------------- -----------------------------------------------------------
Brian W. Lester, CFA(R)         1998           Senior Analyst/Managing Director of Life Sciences Group.
                                               Joined the Sub-Advisor in 1998. Current position held
                                               since 2001. Member of Senior Research Group since 2009.
----------------------------- ---------------- -----------------------------------------------------------
Michael J. Magiera, CFA(R)      1988           Senior Analyst/Managing Director of Real Estate Group.
                                               Joined the Sub-Advisor in 1988. Current position held
                                               since 1999. Member of Senior Research Group since 1992.
----------------------------- ---------------- -----------------------------------------------------------
Christopher F. Petrosino,       2001           Analyst.  Joined the Sub-Advisor in 2001. Current
CFA(R)                                         position held since 2002. Member of Dividend Focus Series
                                               Research Team since 2008.
----------------------------- ---------------- -----------------------------------------------------------
Marc Tommasi                    1986           Senior Analyst/Managing Director of Global Strategies
                                               Group. Joined the Sub-Advisor in 1986. Current position
                                               held since 1988. Member of Senior Research Group since
                                               1992.
----------------------------- ---------------- -----------------------------------------------------------
Virge J. Trotter, III, CFA(R)   1997           Senior Analyst/Managing Director of Services Group.
                                               Joined the Sub-Advisor in 1997. Current position held
                                               since 1997. Member of Senior Research Group since 2009.
----------------------------- ---------------- -----------------------------------------------------------

*The Executive Group, consisting of senior executive employee-owners, performs the duties of the Office of the Chief Executive of the Sub-Advisor.

(a) (2) (i-iii) Other accounts managed.

Manning & Napier Advisors, Inc. does not use a portfolio manager-based structure for the management of investment portfolios. Instead, the Sub-Advisor manages mutual funds, other commingled funds and separate accounts using an analyst-driven process. For funds and separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the Claymore Dividend & Income Fund that invest in equities are also responsible for managing all other portfolios for clients of the Sub-Advisor that pursue similar investment objectives ("Similarly Managed Accounts").

Accordingly, each portfolio manager listed below has been assigned portfolio management responsibility for portions of the Sub-Advisor's Similarly Managed Accounts. The Senior Research Group sets broad investment guidelines, and the individual analysts, select individual securities subject to a peer review process. Because the portfolio management role of these individuals extends across all the Sub-Advisor's Similarly Managed Accounts that hold equities, the information for each portfolio manager listed below relates to all the Similarly Managed Accounts. None of these accounts is subject to a performance-based fee. This information is as of October 31, 2009.

Christopher Petrosino has portfolio management responsibility only for the Claymore Income & Dividend Fund and for the Sub-Advisor's separately-managed accounts with the same investment objectives.

                          REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                COMPANIES                   VEHICLES                OTHER ACCOUNTS
                         ------------------------   ---------------------------  -----------------------
                           # OF       TOTAL           # OF          TOTAL         # OF          TOTAL
NAME                     ACCOUNTS     ASSETS        ACCOUNTS        ASSETS       ACCOUNTS       ASSETS
----------------------   --------   ------------    ---------    ------------    --------     ----------
Christian A. Andreach       26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Jeffrey S. Coons            26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Jeffrey W. Donlon           26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion


Brian P. Gambill            26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Jeffrey A. Herrmann         26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Brian W. Lester             26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Michael J. Magiera          26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Christopher F.              26      $      9.50        19         $     2.04       8494       $    15.25
   Petrosino                            billion                      billion                     billion

Marc Tommasi                26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion

Virge J. Trotter, III       26      $      9.50        19         $     2.04       8494       $    15.25
                                        billion                      billion                     billion
--------------------------------------------------------------------------------------------------------

*At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

The Sub-Advisor's fixed income portfolio managers manage the fixed income portion of the Claymore Dividend & Income Fund, separate accounts with fixed income objectives, and the fixed income portions of mixed asset class investment accounts, other pooled investment vehicles, and separate accounts. Because the portfolio management role of these individuals extends across all the Sub-Advisor's accounts that hold fixed income securities, the information for each portfolio manager listed below relates to all the other accounts under the Sub-Advisor's management. None of these accounts is subject to a performance-based fee. This information is as of October 31, 2009.

                          REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                COMPANIES                   VEHICLES                 OTHER ACCOUNTS
                         ------------------------   ---------------------------  -----------------------
                           # OF       TOTAL           # OF          TOTAL         # OF          TOTAL
NAME                     ACCOUNTS     ASSETS        ACCOUNTS        ASSETS       ACCOUNTS       ASSETS
----------------------   --------   ------------    ---------    ------------    --------     ----------
Jack W. Bauer               16      $      2.85        16         $     1.94       7679       $    10.01
                                        billion                      billion                     billion

R. Keith Harwood            16      $      2.85        16         $     1.94       7679       $    10.01
                                        billion                      billion                     billion

*At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

(a) (2) (iv) Conflicts of Interest. The equity portion of the Claymore Dividend & Income Fund is managed using quantitative security selection screens. The Sub-Advisor also manages separately-managed accounts using the same stock selection approach. The compensation of the portfolio management team and the Senior Research Group is not dependent on the performance of the Claymore Dividend & Income Fund or separate accounts managed in a similar style. The Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Claymore Dividend & Income Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Sub-Advisor trades equities and most fixed income securities on an aggregate basis to increase efficiency of execution. In the event of a partially filled order, the Sub-Advisor uses a computer-generated randomizer to objectively assign the order of execution among accounts. Each account that participates in an aggregated order on a particular day will participate at the average security price for that day with all transaction costs shared on a pro-rata basis.

The Sub-Advisor's trading function for equities and most fixed income investments (other than certain fixed income investments, such as new bond issues, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equity and most fixed income security trades, traders exercise individual discretion in order to get the Sub-Advisor's clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base.

Occasionally, such as when purchasing new bond issues, the Sub-Advisor's Fixed Income Group identifies the securities to be purchased and a member of the team executes the trades. With respect to any account of the Sub-Advisor not receiving a full allocation, the Sub-Advisor may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be higher or lower than that of the initial issue.

To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

(a) (3) Compensation Structure. In return for the services it provides to the Claymore Dividend & Income Fund, the Sub-Advisor receives an annual management fee of 0.33% of the registrant's average daily net assets, which is computed daily and payable monthly by the registrant.

Portfolio Manager Compensation

Analyst compensation is provided in two basic forms: base salary and bonus. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of the Sub-Advisor's clients, including the Claymore Dividend & Income Fund.

For other investment vehicles managed by the Senior Research Group, the Sub-Advisor has a bonus system based on the performance of individual securities. In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index(R). A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst's total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance.

In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the Sub-Advisor based upon a combination of performance and tenure. Equity ownership in the Sub-Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients. The Sub-Advisor may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable. The compensation of the Claymore Dividend & Income Fund's portfolio management team and the Senior Research Group is not dependent on the performance of the Fund.

(a) (4) Securities ownership. Purchases of any third party registered closed-end investment companies that Manning & Napier sub-advises are prohibited by the Manning & Napier Investment Advisor Code of Ethics.

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Dividend & Income Fund
            --------------------------------------------------------------------

By:  /s/ J. Thomas Futrell
   -----------------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    December 30, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ J. Thomas Futrell
   -----------------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    December 30, 2009

By:  /s/ Steven M. Hill
   -----------------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    December 30, 2009